                                 ANNUAL REPORT

                          [LOGO OF THE GRIFFIN FUNDS]


                              SEPTEMBER 30, 1995

                               TABLE OF CONTENTS



Message to Shareholders                                               1

Glossary of Terms                                                     2

Performance Highlights of the Funds                                   3


              MANAGEMENT DISCUSSIONS AND SCHEDULES OF INVESTMENTS

The Griffin Money Market Fund                                         4

The Griffin Tax-Free Money Market Fund                                5

The Griffin Short-Term Bond Fund                                      7

The Griffin U.S. Government Income Fund                              10

The Griffin Bond Fund                                                13

The Griffin Municipal Bond Fund                                      17

The Griffin California Tax-Free Fund                                 21

The Griffin Growth & Income Fund                                     25

The Griffin Growth Fund                                              29


                             FINANCIAL STATEMENTS


Statements of Assets and Liabilities                                 35

Statements of Operations                                             37

Statements of Changes in Net Assets                                  39

Financial Highlights                                                 41

Notes to Financial Statements                                        43

Independent Auditors Report                                          50

                             ---------------------

Special Meetings of Shareholders                                     51

Distributions                                                        51



SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY HOME SAVINGS OF AMERICA, FSB ("HOME SAVINGS"), SAVINGS OF AMERICA OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN ANY OF THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Dear Fellow Shareholder:

Favorable reports on the U.S. economy and adherence to our value-based investment discipline helped The Griffin Funds, Inc. ("The Griffin Funds") post strong returns during its second fiscal year. While the financial markets provided much of the gains for each of The Griffin Funds over the past twelve months, our disciplined approach to investing provided the framework for adding value to the investment process. The success of this approach is evidenced in the superior performance of the funds relative to their respective peer groups. The Griffin Growth & Income Fund for example, continued to be a star performer, ranking ninth among four hundred funds with similar investment objectives as determined by Morningstar, Inc. The other funds followed suit, with returns that place them in the top twenty to thirty percent among funds with comparable investment objectives tracked by Morningstar, Inc.


Market Overview

A myriad of economic factors, including the largest shrinkage in payrolls in four years, weak new home sales, as well as sluggish retail sales, industrial production and durable goods orders helped bolster the financial markets in 1995. These indications of a slowdown in economic growth, which historically reduce inflationary pressures, drove interest rates down during the first nine months of 1995. Strong corporate earnings and a favorable interest rate environment helped the U.S. stock market post strong returns for the twelve months ended September 30, 1995. The Standard & Poor's 500 Composite Index, commonly used as a yardstick for the overall stock market's performance, finished the period with a total return of 29.71%, well above its historical average annual return of roughly 12%. The municipal bond market overcame several significant obstacles during the year, including the bankruptcy declaration by Orange County, California and talks of federal tax reform, to produce significant positive returns.


Caution for the Future

Coming on the heels of a difficult year during which many investments declined in value, the past twelve months have been a welcome change. However, it is unlikely that the performance we've seen during the past months can be sustained. Staying with an investment program through these market ups and downs requires patience and dedication to long-range goals. It's important to keep in mind that daily, monthly, and even yearly fluctuations are a normal part of the financial markets. Unfortunately, these fluctuations are not always predictable, and past results cannot be used as a guarantee of future performance. It also is important to remember that mutual funds are not insured or guaranteed by any agency of the U.S. government.


Managing Risk

There are several strategies an investor can utilize to help mitigate the effects of market volatility. Selection of an investment program whose goals are compatible with your own is the first step. The Griffin Funds were created for those investors who seek a consistent, careful and committed approach to investing in the capital markets. A second strategy you can employ is a systematic, regular investment of the same amount of money over a period of time, called "dollar cost averaging." Purchasing shares in installments reduces exposure to extremes in price and introduces discipline, affording greater peace of mind. A third risk-diminishing strategy is to diversify your investment holdings across a variety of asset classes, since different types of securities often respond in dissimilar ways to changes in the economic environment. We are pleased to have launched a new program this year, the Griffin Portfolio Builder Account. This asset allocation system seeks to target each investor's personal goals by tailoring a combination of investment vehicles which best conforms to those objectives, utilizing The Griffin Funds' portfolios along with a third-party international equity fund.


New Products and Services

We at The Griffin Funds are committed to providing the right products and services to meet your investment needs. We've expanded our family by introducing two new funds: the Griffin Growth Fund and the Griffin Short-Term Bond Fund. The Griffin Growth Fund was developed for more aggressive investors seeking to capitalize on the growth of mid-sized companies, while the Griffin Short-Term Bond Fund was created for more conservative investors seeking income with some protection from market fluctuations. For those investors who want to put all of their money to work without paying a sales charge up-front, we instituted Class B shares. Class B shares are subject to a contingent deferred sales charge if redeemed before the end of certain holding periods, and carry a higher ongoing level of expenses than Class A shares. Finally, our customer service representatives have just completed extensive training which emphasized a thirty-three point plan for providing courteous and efficient processing of your individual requests.

Thank you for selecting The Griffin Funds for your financial management needs. We will do our best to continue to deserve your confidence and loyalty.



Sincerely,


/s/ William A. Hawkins

William A. Hawkins
Chairman
The Griffin Funds, Inc.

GLOSSARY OF TERMS

American Depositary Receipt (ADR)

Receipt for shares of foreign-based corporations held in the vault of a U.S. bank. These securities allow Americans to purchase shares of foreign companies without accessing overseas markets. These securities are denominated and pay dividends in U.S. Dollars, and are typically stocks of large multinational corporations.


"Asked" or "Offering" Price

The price at which a mutual fund's shares can be purchased, usually the current Net Asset Value (NAV) per share, plus sales charges, if any.


Capital Gain Distribution

Payments to mutual fund shareholders representing profits realized on the sale of the fund's securities. For tax purposes, these gains are considered long-term and are thus taxed at a maximum federal tax rate of 28%.


Commercial Paper

Short-term obligations issued by banks, corporations and others to investors who wish to put uninvested cash into short-term instruments.


Custodian

The organization, usually a bank or trust company, that keeps custody of securities and other assets of a mutual fund.


Exempt Interest Dividends

Payments to mutual fund shareholders representing interest on the fund's securities which are exempt from federal and/or state income taxes. Exempt interest dividends will be designated in the back of the annual report.


Net Asset Value Per Share

The market value of one share of a mutual fund. NAV equals the fund's total assets minus total liabilities divided by the number of shares outstanding.


Ordinary Income Dividends

Payments to mutual fund shareholders representing dividends, interest and short-term capital gains on the fund's securities, after deducting operating expenses. These payments are taxed at the shareholder's ordinary federal tax rate.


Total Return

Dividend income plus capital appreciation or depreciation. Total return is normally stated two ways. Cumulative or aggregate total return represents the change in value of an investment over time. Average annual total return represents the average annual rate of return required to reach the cumulative return over a period of time greater than one year.


Yankee Bonds

Dollar denominated bonds issued in the U.S. by foreign banks and corporations.


Yield Curve

The relationship between interest rates and length of maturity. A yield curve is said to be steep when longer-term bonds pay a great deal more interest than short-term bonds. A yield curve is said to be flat when investors do not receive much more interest income from the purchase of a longer-term bond.

PERFORMANCE HIGHLIGHTS OF THE FUNDS (Unaudited)


The table below provides yield and total return information for the periods ended September 30, 1995 for The Griffin Funds. The seven day yields of the money market funds refer to the income generated by an investment in a Fund over a seven day period, expressed as an annual percentage rate. The seven day effective yields are calculated similarly but assume that the income earned from a Fund is reinvested in the Fund. The total returns indicate the percentage an investment in a Fund would have changed in value had shares been purchased at the beginning of each period, with all dividends and capital gains being reinvested. The table also indicates the average performance of mutual funds with investment objectives that are similar to each of the respective non-money market funds of The Griffin Funds. For each of the non-money market funds, the group average reflects the performance of a universe of mutual funds tracked by Morningstar, Inc. Additional information with respect to the Morningstar, Inc. group average performance information provided below is included in the appropriate Fund's "Management Discussion." The mutual fund averages do not reflect the imposition of sales charges, but do reflect the reinvestment of all dividends and capital gains, if any. Of course, past performance is not an indicator of future results.

For Periods Ended September 30, 1995

                                                  Seven Day
                                    Seven Day     Effective
                                      Yield         Yield
                                    ---------     ---------
Money Market Fund(1).............     5.32%         5.46%

Tax-Free Money Market Fund(1)....     3.99%         4.07%

                                                         Class A                          Class B
                                              --------------------------------    -------------------------
                                                                     Since                          Since
                                              Past Six   Past      Inception      Past Six        Inception
                                               Months    Year    (10/19/93)(2)     Months         (11/1/94)
                                             ---------  -------  -------------    -----------    ----------
U.S. Government Income Fund...............      7.29%    13.00%       5.46%          7.12%          13.08%
U.S. Government Income Fund (incl.
  sales charge)(3)........................      2.46%     7.95%       2.99%          2.12%           8.08%
Average U.S. Government General Bond
  Fund....................................      6.50%    10.85%        n/a           6.50%            n/a

Bond Fund.................................      8.41%    13.53%       3.68%          8.01%          13.58%
Bond Fund (incl. sales charge)(3).........      3.58%     8.41%       1.25%          3.01%           8.58%
Average High Quality Bond Fund............      6.47%    10.56%        n/a           6.47%            n/a

California Tax-Free Fund..................      4.55%    10.13%       1.48%          4.27%          12.60%
California Tax-Free Fund (incl. sales
  charge)(3)..............................     -0.19%     5.15%      -0.88%         -0.73%           7.60%
Average California Municipal Bond Fund....      4.29%     9.20%        n/a           4.29%            n/a

Municipal Bond Fund.......................      4.52%    10.18%       2.28%          4.20%          12.86%
Municipal Bond Fund (incl. sales charge)
  (3).....................................     -0.23%     5.16%      -0.12%         -0.80%           7.86%
Average Municipal Bond Fund...............      4.31%     9.06%        n/a           4.31%            n/a

Growth & Income Fund......................     19.63%    31.93%      17.19%         19.37%          29.54%
Growth & Income Fund (incl. sales charge)
  (3).....................................     14.23%    26.05%      14.45%         14.37%          24.54%
Average Growth & Income Fund..............     16.02%    23.50%        n/a          16.02%            n/a

                                                         Class A                          Class B
                                              --------------------------------    -------------------------
                                                                     Since                         Since
                                              Past Six   Past      Inception       Past Six      Inception
                                               Months    Year      (6/12/95)        Months       (6/12/95)
                                             ---------  -------  -------------    -----------    ----------
Short-Term Bond Fund......................       n/a       n/a         2.32%           n/a           2.51%
Short-Term Bond Fund (incl. sales charge)
  (4).....................................       n/a       n/a        -1.24%           n/a          -1.49%

Growth Fund...............................       n/a       n/a        16.60%           n/a          16.50%
Growth Fund (incl. sales charge)(3).......       n/a       n/a        11.37%           n/a          11.50%

(1) Investments in the Money Market Funds are neither insured nor guaranteed by the U.S. Government. There can be no assurance that either of the Money Market Funds will be able to maintain a stable net asset value of $1.00 per share.
(2)  This figure has been annualized.
(3) The deduction of the maximum initial sales charge with respect to Class A shares (4.5%) and the deduction of a contingent deferred sales charge of 5% with respect to Class B shares has been factored into these calculations.
(4) The deduction of the maximum initial sales charge with respect to Class A shares (3.5%) and the deduction of a contingent deferred sales charge of 4% with respect to Class B shares has been factored into these calculations.

Schedule of Investments

GRIFFIN MONEY MARKET FUND

September 30, 1995


[PIE CHART APPEARS HERE]

Corporate Notes                 8%
Asset Backed Securities         4%
Commercial Paper               49%
U.S. Agency Discount Notes     39%

Investment Categories Reflect Percentages of Invesments in Securities


                                                      Principal         Market
Name Of Issuer                                         Amount          Value (a)
--------------------------------------------------------------------------------
(Percentages of each invesment category relate to total net assets)

Asset-Backed Securities (4.4%):
        Financial Services (4.4%):
                Navistar Financial Corporation,
                  5.90%, 5/20/96                      $1,233,014      $1,232,705

                Olympic Auto Receivables Trust
                  5.76%, 9/15/96                       2,000,000       2,000,000
                  6.25%, 3/15/96                         274,543         274,465
                                                                      ----------
                                                                       3,507,170
                                                                      ----------

Total Asset-Backed Securities
          (cost: $3,507,170)                                           3,507,170
                                                                      ----------
Commercial Paper (48.6%):
        Financial Services (36.1%):
        Abbey National North America
          Corporation, 5.67%, 11/07/95 (b)             3,000,000       2,982,518
        American Express, 6.08%, 11/20/95              3,000,000       3,000,000
        American General Finance Corporation,
                5.67%, 11/17/95                        4,000,000       4,000,000
        American Telephone & Telegraph
          Capital Corporation, 5.63%,
                 11/22/95 (b)                          4,000,000       3,967,471
        Bayerische Vereinsbank, 5.68%,
                10/04/95 (b)                           3,000,000       2,998,580
        Canadian Wheat Board, 5.55%,
                12/18/95 (b)                           4,000,000       3,951,900
        Export Developmental Corporation,
                5.50%, 10/25/95 (b)                    4,000,000       3,985,333
        General Electric Capital Corporation,
                5.74%, 10/30/95                        4,000,000       4,000,000
                                                                      ----------
                                                                      28,885,802
                                                                      ----------
Industrial Conglomerate (2.5%):
          Shell Oil Company, 5.82%,
                11/20/95 (b)                           2,000,000       1,983,833
                                                                      ----------
        Manufacturing (5.0%):
          Dupont, 5.66%, 10/06/95 (b)                  4,000,000       3,996,856
                                                                      ----------
Telecommunications (5.0%):
          Bell Atlantic Network Funding
            Corporation, 5.72%, 10/12/95 (b)           4,000,000       3,993,009
                                                                      ----------
Total Commercial Paper (cost:$38,859,500)                             38,859,500
                                                                      ----------

Corporate Notes (7.9%):
  Financial Services (7.9%):
    CIT Group Holdings, 8.88%, 6/15/96                $3,265,000      $3,330,343
    Comerica Bank Note, 6.20%, 5/28/96                 3,000,000       3,005,717
                                                                      ----------
                                                                       6,336,060
                                                                      ----------
Total Corporate Notes (cost: $6,336,060)                               6,336,060
                                                                      ----------
U.S. Government And Agency Securities (39.0%):
  Federal Home Loan Bank Notes (25.3%):
        5.43%, 3/15/96 (b)                             5,000,000       4,874,808
        5.51%, 12/26/95 (b)                            2,000,000       1,973,674
        5.60%, 10/02/95 (b)                            5,000,000       4,999,222
        6.23%, 4/24/96 (b)                             4,000,000       3,995,235
        6.30%, 10/02/95 (b)                            4,380,000       4,379,234
                                                                      ----------
                                                                      20,222,173
                                                                      ----------
Federal Home Loan Mortgage
        Discount Notes (5.0%):
        5.53%, 10/03/95 (b)                            4,000,000       3,998,771
                                                                      ----------

Federal National Mortgage Association
        Notes (8.7%):
        5.57%, 10/16/95 (b)                            5,000,000       4,988,396
        6.43%, 4/18/96                                 2,000,000       2,000,955
                                                                      ----------
                                                                       6,989,351
                                                                      ----------


Total U.S. Government And Agency Securities
          (cost: $31,210,295)                                         31,210,295
                                                                      ----------
Repurchase Agreements (0.0%):

        State Street Bank & Trust Co. Master
          Repurchase Agreement, 4.5%, 10/02/95,
          102% Collateralized by
          U.S. Government Securities                       7,000           7,000
                                                                      ----------
Total Repurchase Agreements (cost:$7,000)                                  7,000
                                                                      ----------
Total Investments In Securities
          (cost: $79,920,025) (c) (99.9%)                             79,920,025

Other Assets Less Liabilities (0.1%)                                      43,978
                                                                      ----------
Net Assets (100%)                                                    $79,964,003
                                                                      ==========

--------------------
Notes to Schedule of Investments

(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b)  Rate represents annualized yield to maturity at September 30, 1995.
(c)  Cost is the same for federal income tax purposes.

                See accompanying notes to financial statements.

Schedule of Investments

GRIFFIN TAX-FREE MONEY MARKET FUND

September 30, 1995

[PIE CHART APPEARS HERE]

Pre-refunded                  15%
Revenues                       6%
Variable Rate Demand Notes    46%
Commercial Paper              22%
Other                         11%

Invesment Categories Reflect Percentages of Investments in Securities

                                                    Principal         Market
Name Of Issuer                                       Amount          Value (a)
------------------------------------------------------------------------------
(Percentages of each invesment category relate to total net assets)

Municipal Short-Term Securities (99.8%):
  Alabama (3.5%):
    Phenix City, Alabama Industrial Development
        Board Environmental Improvement
        Revenue, Mead Coated Board
        Project-A, 4.80%, 10/02/95                   $300,000        $300,000
                                                                     --------
Arizona (1.1%):
Maricopa County, Arizona Pollution
    Control Corporation - Arizona
    Public Service Co. Project, 4.45%,
              10/02/95 (b)                            100,000         100,000
                                                                     --------
California (3.5%):
  California Higher Education Loan
    Authority, Student Loan Revenue
               5/1/94, 4.35%, 10/04/95 (b)            300,000         300,000
                                                                     --------
Colorado (3.5%):
  Colorado Student Obligation Board
    Authority Student Loan Revenue,
              4.30%, 10/04/95 (b)                     300,000         300,000
                                                                     --------
Florida (3.5%):
  Orlando, Florida Utilities Community
  Water & Electric Revenue, 8.50%,
    Prerefunded to 10/01/95                           300,000         306,000
                                                                     --------
Georgia (3.5%):
  Burke County, Georgia Development
    Authority - Oglethorpe Power
      Corporation Project, 3.60%, 12/05/95            300,000         300,000
                                                                     --------
Hawaii (4.2%):
  Hawaii State Department of Budget
   & Finance Special Purpose Mortgage
    Revenue, 7.70%,
        Prerefunded to 7/01/96                        350,000         366,872
                                                                     --------
Indiana (1.1%):
  Indianapolis, Indiana Multi-Family
    Revenue Housing, Canal Square
    Project, 4.25%, 10/04/95 (b)                      100,000         100,000
                                                                     --------
Kansas (7.0%):
 Burlington, Kansas Pollution Control,
  Kansas City Power & Light
            Project B, 3.70%, 11/01/95                300,000         300,000

Kansas State Department of Transportation
  Highway Revenue, 4.45%, 10/04/95 (b)                300,000         300,000
                                                                     --------
                                                                      600,000
                                                                     --------
Louisiana (1.1%):
East Baton Rouge Parish, Louisiana
  Pollution Control Revenue, Georgia-
    Pacific Corporation, 4.35%,
            10/04/95 (b)                              100,000         100,000
                                                                     --------
Massachusetts (8.1%):
Massachusetts State, General Obligation,
          4.60%, 10/04/95 (b)                         400,000         400,000

Massachusetts State Water Resources
          Authority, 3.65%, 11/06/95                  300,000         300,000
                                                                     --------
                                                                      700,000
                                                                     --------
Michigan (9.3%):
Delta County, Michigan Economic
  Development Corporation Environmental
  Improvement Revenue, Mead Escanaba
          Paper, 3.55%, 10/12/95                      400,000         400,000

University of Michigan Hospital
          Revenue, 4.50%, 10/02/95 (b)                400,000         400,000
                                                                     --------
                                                                      800,000
                                                                     --------
Minnesota (3.5%):
Rochester, Minnesota Health Care
  Facilities - Mayo Foundation/Mayo
  Medical Center Revenue,
           3.80%, 10/26/95                            300,000         300,000
                                                                     --------

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1995

                                                    Principal         Market
Name Of Issuer                                       Amount          Value (a)
------------------------------------------------------------------------------

Mississippi (3.5%):
Jackson County, Mississippi Industrial
  Sewer Facilities Revenue,
  Chevron USA Incorporated Project,
          4.60%, 10/04/95 (b)                        $300,000        $300,000
                                                                     --------
Missouri (7.0%):
Columbia, Missouri Special Revenue
          4.40%, 10/04/95                             100,000         100,000

Missouri Higher Education Loan
          Authority, Student Loan Senior Lein
          Revenue, 4.88%, 2/15/96                     500,000         500,802
                                                                     --------
                                                                      600,802
                                                                     --------
Nevada (3.5%):

Clark County, Nevada Airport Improvement
  Revenue, 4.35%, 10/04/95 (b)                        100,000         100,000

Clark County, Nevada Industrial
  Development Revenue, Nevada
  Cogeneration I Project,
         4.60%, 10/02/95 (b)                          200,000         200,000
                                                                     --------
                                                                      300,000
                                                                     --------
North Carolina (3.5%):
  North Carolina Eastern Municipal
    Power Agency - Power System
     Revenue, 3.80%, 11/02/95                         300,000         300,000
                                                                     --------

Pennsylvania (4.6%):
Pennsylvania State Higher Education,
          4.50%, 10/04/95 (b)                         300,000         300,000

St. Mary Hospital Authority Langhorne
          Pennsylvania Hospital Revenue,
          Franciscan Health Sys, 4.75%,
          10/02/95 (b)                                100,000         100,000
                                                                     --------
                                                                      400,000
                                                                     --------
Tennessee (4.8%):
        Knox County, Tennessee General Obligation,
          3.75%, 3/01/96                              260,000         260,000

Metropolitan Government Nashville
          & Davidson County Tennessee Water &
          Sewer, 8.75%, Prerefunded to 1/01/96        150,000         154,807
                                                                     --------
                                                                      414,807
                                                                     --------
Texas (15.9%):
  Austin, Texas Utilities Systems
    Revenue, 7.75%, Prerefunded to 5/15/96            400,000         416,308

Grapevine, Texas Industrial Development
          Corporation Revenue,
          American Airlines Project,
          4.75%, 10/02/95 (b)                         100,000         100,000

Hunt County, Texas Health Facilities
          Development Corporation, Universal
          Health Services of Greenville, Inc-
          4.40%, 10/04/95 (b)                         300,000         300,000

Southwest Higher Education Authority
          Inc, Southern Methodist
          University, 4.40%, 10/02/95 (b)             200,000         200,000

Texas State Tax & Revenue Anticipation
          Notes, 4.75%, 8/30/96                       350,000         352,152
                                                                   ----------
                                                                    1,368,460
                                                                   ----------
Virginia (4.1%):
  Virginia State Housing Development
  Authority Commonwealth Mortgage,
          3.55%, 11/16/95                             350,000         350,000
                                                                   ----------
Total Municipal Short-Term Securities
  (cost: $8,606,941)                                                8,606,941
                                                                   ----------

Total Investments In Securities
  (cost: $8,606,941) (c) (99.8%)                                    8,606,941

Other Assets Less Liabilities (0.2%)                                   14,393
                                                                   ----------
Net Assets (100%)                                                  $8,621,334
                                                                   ==========

-------------
Notes to Schedule of Investments

(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b) These variable rate securities have maturities greater than one year but are redeemable upon demand. For purposes of calculating the fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.
(c)     Cost is the same for federal income tax purposes.

                                 See accompanying notes to financial statements.

MANAGEMENT DISCUSSION

                         GRIFFIN SHORT-TERM BOND FUND
                   Portfolio Manager: Edmund M. Notzon, III,
                        T. Rowe Price Associates, Inc.

What were the significant market factors that affected performance?

Yields on short term bonds dropped significantly during the second quarter of 1995, as the fixed income market became more optimistic about a cut in the Federal Funds Rate. While the Federal Reserve Board uses this rate to guide the amount banks charge each other for overnight investments, the fixed income market uses the rate as a gauge of the prospect for inflation in the near future. The Federal Reserve Board lowered the Federal Funds Rate to 5.75% in July, the first rate cut in three years. Since then long-term interest rates have remained fairly stable at historically low levels, with moderate growth in the economy and little inflationary pressure. These economic factors bode well for investors, as inflation tends to erode the value of their fixed income investments.


What strategies and techniques were implemented since the Fund commenced operations?

The Fund commenced operations on June 12, 1995, and shortly thereafter a diverse portfolio was created consisting of Treasury bonds, U.S. agency bonds, corporate bonds and federally-guaranteed mortgage securities. Our favorable outlook for the U.S. economy led us to slightly overweight our position in corporate bonds relative to the Fund's benchmark, the Merrill Lynch
1-4.99 Year Government/Corporate Index. We also initiated a position in federally-guaranteed mortgage-backed securities which should perform well if interest rates stabilize.


What themes can be seen in the current portfolio (industry weightings) and why?

We have a 5% position in industrial bonds, a 1% position in utility corporate bonds, and a 10% position in financial corporate bonds. The larger holdings in industrial and financial bonds reflect their relative value and greater availability in the market. We also have slightly more interest rate sensitivity than the market to reflect our view that rates are unlikely to rise sharply in the near future.


What individual security holdings changed since the Fund commenced operations?

All (except one) of our trades have been to add positions to the portfolio, thus increasing the diversification of the fund. As the fund increases in size, we will continue to add new corporate names.


What is the strategy for the next six to twelve months?

We have no present plans to change the structure of the portfolio. If mortgage prepayments appeared likely to speed up (due to interest rates decreasing further), we might decrease our mortgage exposure and increase the interest rate sensitivity of the portfolio. If interest rates appeared likely to increase, we might increase our mortgage exposure and decrease both the corporate bond exposure and the interest rate sensitivity of the portfolio. In both cases, we are unlikely to carry a significant cash position.

                       THE GRIFFIN SHORT-TERM BOND FUND

The two charts below show the performance of both classes of shares of the Griffin Short-Term Bond Fund compared with the Merrill Lynch Government/Corporate 1-4.99 Year Index and the Lipper Short-Term High Quality Bond Fund Average. If you had invested $10,000 in Class A shares of the Griffin Short-Term Bond Fund when the fund commenced operations on June 12, 1995, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1995. If you had invested $10,000 in Class B shares of the Fund when they were first offered on June 12, 1995, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1995. The Merrill Lynch Government/Corporate 1-4.99 Year Index is an unmanaged index of debt obligations with maturities ranging from one to five years. The Lipper Short-Term High Quality Bond Fund Average is based on a universe of mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to The Griffin Short-Term Bond Fund. It is important to keep in mind that fund performance reflects the deduction of the maximum front-end sales charge of 3.5% with respect to Class A shares and the deduction of the maximum contingent deferred sales charge (CDSC) of 4% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin Short-Term Bond Fund Class A

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 3.5% sales charge)

One year ................. N/A
Since inception .......... -1.24%

VALUE OF $10,000 INVESTED

                                                                                                  Lipper
Griffin Short-Term Bond Fund     Merrill Lynch Govt./Corp. 1 - 4.99 Year Index     Short-Term High Quality Bond Fund Average

            Dollar                                      Dollar                                             Dollar
  Months    Value                            Months     Value                                  Months      Value
  ------    ------                           ------     ------                                 ------      ------
Initial     $9,650                          Initial    $10,000                                Initial     $10,000
Jun '95     $9,722                          Jun '95    $10,065                                Jul         $10,024
Jul         $9,758                          Jul        $10,091                                Aug         $10,093
Aug         $9,826                          Aug        $10,160                                Sep         $10,145
Sep         $9,873                          Sep        $10,218

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.


Griffin Short-Term Bond Fund Class B

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4% sales charge)

One year ................. N/A
Since inception .......... -1.49%

VALUE OF $10,000 INVESTED

                                                                                                  Lipper
Griffin Short-Term Bond Fund     Merrill Lynch Govt./Corp. 1 - 4.99 Year Index     Short-Term High Quality Bond Fund Average

            Dollar                                      Dollar                                             Dollar
  Months    Value                            Months     Value                                  Months      Value
  ------    ------                           ------     ------                                 ------      ------
Initial    $10,000                          Initial    $10,000                                Initial     $10,000
Jun '95    $10,079                          Jun '95    $10,065                                Jul         $10,024
Jul        $10,118                          Jul        $10,091                                Aug         $10,093
Aug        $10,192                          Aug        $10,160                                Sep         $10,145
Sep         $9,851                          Sep        $10,218

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments

GRIFFIN SHORT-TERM BOND FUND

September 30, 1995

[PIE CHART APPEARS HERE]

Cash                              3%
U.S. Treasury Notes              71%
Corporate Bonds                  17%
U.S. Agency Securities           10%

Invesment Categories Reflect Percentages of Invesments in Securities

                                                    Principal         Market
Name Of Issuer                                       Amount          Value (a)
------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)


Corporate Bonds (15.9%):
    Banking (5.0%):
        Bankers Trust - New York, 7.25%, 11/01/96      $30,000         $30,338
        First Chicago, 9.00%, 6/15/99                   30,000          32,475
        MBNA Corporation, 6.88%, 10/01/99               10,000          10,163
        Northern Trust, 9.00%, 5/15/98                 100,000         106,250
                                                                   -----------
                                                                       179,226
                                                                   -----------
Electric Utilities (0.8%):
        Alabama Power, 6.38%, 8/01/99                   30,000          30,150
                                                                   -----------
Financial Services (4.7%):
        Associates Corporation, 6.75%, 7/15/97          37,000          37,272
        Associates Corporation, 6.75%, 10/15/99         16,000          16,200
        Bear Stearns Company, 9.13%, 4/15/98            30,000          31,875
        Ford Motor Credit Corporation,
          9.38%, 12/15/97                               50,000          53,015
        General Motors Acceptance Corporation,
          8.38%, 5/01/97                                30,000          30,938
                                                                   -----------
                                                                       169,300
                                                                   -----------
Industrial Conglomerate (4.6%):
        Lockheed Martin Corporation,
          9.38%, 10/15/99                               71,000          78,194
        Mobil Corporation, 6.50%, 2/15/97               15,000          15,075
        Texaco Capital, 9.00%, 12/15/99                 65,000          71,003
                                                                   -----------
                                                                       164,272
                                                                   -----------
Retailing (0.8%)
        Wal-Mart Stores, 5.50%, 9/15/97                 30,000          29,663
                                                                   -----------
Total Corporate Bonds
         (cost: $570,485)                                              572,611
                                                                   -----------
U.S. Government And Agency Securities (77.3%):
        U.S. Treasury Notes (67.9%):
                4.75%, 2/15/97                          100,000         98,603
                5.75%, 10/31/97                         150,000        149,729
                6.00%, 12/31/97                         400,000        401,280
                6.00%, 10/15/99                         100,000        100,209
                6.13%, 5/15/98                          200,000        201,154
                6.25%, 8/31/96                          100,000        100,440
                6.38%, 1/15/99                          225,000        227,923
                6.50%, 5/15/97                          100,000        101,043
                6.88%, 3/31/00                          150,000        154,985
                7.25%, 11/30/96                         100,000        101,616
                7.25%, 2/15/98                          150,000        154,500
                7.38%, 11/15/97                         350,000        360,318
                8.13%, 2/15/98                          100,000        104,931
                8.25%, 7/15/98                          170,000        180,100
                                                                    ----------
                                                                     2,436,831
                                                                    ----------
U.S. Agency Securities (9.4%):
          Federal Home Loan Bank (1.9%):
            6.84%, 4/20/99                               70,000         70,024
                                                                    ----------

          Federal Home Loan Mortgage
            Corporation (7.5%)

            6.00%, 4/01/99                              217,393        215,830
            7.75%, 11/07/01                              50,000         53,828
                                                                    ----------
                                                                       269,658
                                                                    ----------
Total U.S. Government And Agency Securities
    (cost: $2,767,388)                                               2,776,513
                                                                    ----------

Short-Term Securities (2.8%):
 Repurchase Agreements (2.8%)
    State Street Bank & Trust Co. Master Repurchase
      Agreement, 4.5%, 10/02/95, 102% Collateralized
      by U.S. Government Securities                     102,000        102,000
                                                                    ----------

Total Short-Term Securities
    (cost: $102,000)                                                   102,000
                                                                    ----------

Total Investments In Securities
    (cost: $3,439,873)(b)(96.0%)                                     3,451,124

Other Assets Less Liabilities (4.0%)                                   144,434
                                                                    ----------
Net Assets (100%)                                                   $3,595,558
                                                                    ==========

------------------
Notes to Schedule of Investments

(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost as follows:


        Gross unrealized appreciation                                   $12,138

        Gross unrealized depreciation                                      (887)
                                                                        -------
        Net unrealized appreciation                                     $11,251
                                                                        =======

                See accompanying notes to financial statements.

MANAGEMENT DISCUSSION

                      GRIFFIN U.S. GOVERNMENT INCOME FUND
                 Portfolio Manager: Executive Policy Committee,
                       Payden & Rygel Investment Counsel


What were the significant market factors that affected performance?

The most significant factor that affected the Fund's performance over the past year was the cyclical shift in policy by the Federal Reserve Board (the "Fed") from that of monetary restraint to a policy of interest rate easing. The latter represented the first reduction in the Federal Funds Rate, the overnight rate at which banks lend to each other, in three years and caused interest rates to drop significantly for bonds of all maturities.

During much of 1994 the U.S. economy appeared to be heading toward more robust economic growth. In an effort to control economic expansion, and to reduce the risk of inflation, the Fed implemented seven consecutive increases in the Federal Funds Rate, culminating with an increase to 6.0% in February 1995. Growth in the economy began to show signs of slowing in the first half of 1995, in part due to the increases in short term interest rates and inventory accumulation, both of which acted as a drag on the manufacturing sector. The slowing economy, coupled with consistently low inflation, set the stage for the Fed to reverse its previous position and lower short term borrowing rates in July, sending yields on U.S. Treasury bonds downward. The sharp drop in the yield on the 30-year Treasury bond, which amounted to a change of nearly 1.5% from the prior year, provided equity-like returns for fixed income investors.


What strategies and techniques were implemented during the year?

The Fund implemented two distinct strategies during the past year. During the first four months of the year, we adopted a more conservative approach while striving to maintain an attractive yield. This strategy was achieved primarily by holding mortgage-backed securities that had been carefully screened to reduce the risk of prepayment. As the interest rate environment improved in the second half of the year, the Fund gradually implemented the second strategy by extending its duration. This strategy was implemented by increasing the proportion of U.S. Treasury securities in the portfolio. This shift in portfolio composition benefited the Fund as interest rates fell, producing strong returns for the period. Treasuries generally outperform mortgage-backed securities during periods of declining interest rates as more homeowners refinance their mortgages, forcing the investors who held those mortgages to reinvest at lower yield levels.


What themes can be seen in the current portfolio and why?

The most significant theme of the Fund's portfolio is the overweighting in U.S. Treasury securities. Currently, 36% of the portfolio is invested in U.S. Treasury notes and bonds, and 64% is invested in mortgage pass-through securities issued by U.S. Government agencies. This mix stood at 18% U.S. Treasury securities and 82% mortgages for most of 1994. The current composition of the Fund's portfolio indicates our optimistic view on interest rates.


What individual security holdings changed significantly during the year?

The most significant security holdings that changed during the year were the inclusion of long maturity U.S. Treasury issues. The Fund was positioned with approximately an 18% position in 25-30 year U.S. Treasury bonds at fiscal year-end.


What is the strategy for the next six to twelve months?

Our strategy will remain much the same over the next six to twelve months.
Our outlook for a low inflation, slow growth economy is consistent with the current portfolio's structure and duration. We may continue to add Treasury securities in lieu of the more defensive mortgage-backed securities in the short run. However, given the significant structural change in interest rates that was experienced this year, any future changes will be modest. Although we remain optimistic about the next year, we do not necessarily believe that we will experience the total returns that were realized during the last six months.

                      GRIFFIN U.S. GOVERNMENT INCOME FUND

The two charts below show the performance of both classes of shares of the Griffin U.S. Government Income Fund compared with the Lehman Brothers Government Bond Index and the Morningstar U.S. Government Bond Fund Average.
If you had invested $10,000 in Class A shares of the Griffin U.S. Government Income Fund when the fund commenced operations on October 19, 1993, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1995. If you had invested $10,000 in Class B shares of the Fund when they were first offered on November 1, 1994, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1995. The Lehman Brothers Government Bond Index is an unmanaged index of debt obligations issued by the U.S. Treasury and its agencies. The Morningstar U.S. Government Bond Fund Average is based on a universe of approximately 374 mutual funds tracked by Morningstar, Inc. that have investment objectives similar to that of the Griffin U.S. Government Income Fund. It is important to keep in mind that fund performance reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum contingent deferred sales charge (CDSC) of 5% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin U.S. Government Income Fund Class A

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)
One year.....................................   7.95%
Since inception..............................   2.99%

VALUE OF $10,000 INVESTED

Griffin U.S. Government   Lehman Bros. Government   Morningstar U.S.
Income Fund               Bond Index                Government Bond Fund Average
           Dollar                      Dollar                    Dollar
Months     Value          Months       Value        Months       Value
------     ------         ------       ------       ------       -------
Initial     $9,550        Initial      $10,000      Initial      $10,000
Nov         $9,530        Nov           $9,884      Nov           $9,919
Dec         $9,601        Dec           $9,923      Dec           $9,963
Jan '94     $9,720        Jan '94      $10,059      Jan '94      $10,064
Feb         $9,586        Feb           $9,845      Feb           $9,903
Mar         $9,316        Mar           $9,624      Mar           $9,709
Apr         $9,242        Apr           $9,548      Apr           $9,623
May         $9,282        May           $9,535      May           $9,601
Jun         $9,289        Jun           $9,513      Jun           $9,575
Jul         $9,445        Jul           $9,688      Jul           $9,705
Aug         $9,464        Aug           $9,690      Aug           $9,714
Sep         $9,375        Sep           $9,554      Sep           $9,600
Oct         $9,355        Oct           $9,547      Oct           $9,584
Nov         $9,358        Nov           $9,530      Nov           $9,551
Dec         $9,449        Dec           $9,588      Dec           $9,603
Jan '95     $9,615        Jan '95       $9,766      Jan '95       $9,752
Feb         $9,836        Feb           $9,976      Feb           $9,943
Mar         $9,874        Mar          $10,039      Mar           $9,993
Apr         $9,989        Apr          $10,171      Apr          $10,103
May        $10,304        May          $10,581      May          $10,419
Jun        $10,389        Jun          $10,662      Jun          $10,478
Jul        $10,332        Jul          $10,623      Jul          $10,451
Aug        $10,480        Aug          $10,747      Aug          $10,557
Sep        $10,594        Sep          $10,850      Sep          $10,642

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Griffin U.S. Government Income Fund Class B

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 5% CDSC)
One year.....................................   N/A
Since inception..............................   8.08%

VALUE OF $10,000 INVESTED

Griffin U.S. Government   Lehman Bros. Government   Morningstar U.S.
Income Fund               Bond Index                Government Bond Fund Average
           Dollar                      Dollar                   Dollar
Months     Value          Months       Value        Months      Value
------     ------         ------       ------       ------     -------
Initial    $10,000        Initial    $10,000        Initial    $10,000
Nov        $10,027        Nov         $9,982        Nov         $9,966
Dec        $10,114        Dec        $10,043        Dec        $10,020
Jan '95    $10,288        Jan '95    $10,230        Jan '95    $10,176
Feb        $10,521        Feb        $10,450        Feb        $10,375
Mar        $10,557        Mar        $10,515        Mar        $10,427
Apr        $10,687        Apr        $10,653        Apr        $10,542
May        $11,007        May        $11,083        May        $10,872
Jun        $11,092        Jun        $11,168        Jun        $10,933
Jul        $11,039        Jul        $11,127        Jul        $10,905
Aug        $11,180        Aug        $11,257        Aug        $11,016
Sep        $10,808        Sep        $11,365        Sep        $11,104

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments

GRIFFIN U.S GOVERNMENT INCOME FUND

September 30, 1995

[PIE CHART APPEARS HERE]

U.S. Treasury Notes                 15%
U.S. Treasury Bonds                 18%
GNMA                                52%
Agency Discount Notes                8%
Other                                7%

Investment Categories Reflect Percentages of Investments in Securities

                                                    Principal         Market
Name Of Issuer                                       Amount          Value (a)
------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

Mortgage-Backed Securities (55.1%):
        Government National Mortgage Association
          (52.0%):
                6.50%, 10/15/23-1/15/24             $1,917,730      $1,851,204
                7.00%, 1/15/23-1/15/24               5,060,563       5,006,774
                7.50%, 6/15/17-9/15/24               3,786,601       3,827,988
                8.00%, 10/15/24-12/15/24               986,080       1,015,041
                9.50%, 8/15/09-8/15/20               3,502,747       3,737,938
                11.00%, 2/15/10-10/15/18               357,567         399,132
                12.50%, 12/15/10-6/15/15               116,787         134,560
                13.00%, 8/15/12                         66,627          77,454
                                                                   -----------
                                                                    16,050,091
                                                                   -----------
Collateralized Mortgage Obligations  (3.1%):
        Federal Home Loan Mortgage
          Corporation (2.0%):
                Series 80, Class E, 8.60%, 6/15/19     353,907         359,506
                Series 76, Class F, 9.13%, 6/15/20     258,581         267,200
                                                                   -----------
                                                                       626,706
                                                                   -----------
Federal National Mortgage Association (1.1%):
        Series 1989-48, Class G, 8.00%, 3/25/18        338,579         343,235
                                                                   -----------
Total Mortgage-Backed Securities
    (cost: $17,029,421)                                             17,020,032
                                                                   -----------
U.S. Government and Agency Securities (36.6%):
        Federal National Mortgage
          Association (3.7%):
                8.10%, 8/12/19                       1,000,000       1,136,740
                                                                   -----------
        U.S. Treasury Notes (14.6%):
                6.13%, 5/15/98                         500,000         502,885
                6.25%, 5/31/00                       1,200,000       1,211,916
                6.88%, 10/31/96                        375,000         379,369
                7.50%, 2/15/05                       1,200,000       1,307,688
                7.88%, 11/15/04                      1,000,000       1,113,020
                                                                   -----------
                                                                     4,514,878
                                                                   -----------
        U.S. Treasury Bonds (18.3%):
                7.25%, 8/15/22                       1,000,000       1,074,540
                7.50%, 11/15/16                      1,000,000       1,098,000
                7.88%, 2/15/21                       1,500,000       1,720,080
                8.00%, 11/15/21                      1,500,000       1,747,080
                                                                   -----------
                                                                     5,639,700
                                                                   -----------
Total U.S. Treasury Notes and Bonds
  (cost: $11,060,964)                                               11,291,318
                                                                   -----------
Short-Term Securities (7.6%):
        Federal National Mortgage Association
          Discount Notes (7.6%):
                6.30%, 10/02/95 (b)                  2,345,000       2,344,590

Total Short-Term Securities (cost:$2,344,590)                        2,344,590
                                                                   -----------
Total Investments In Securities
  (cost: $30,434,974)(c)(99.3%)                                     30,655,940
Other Assets Less Liabilities (0.7%)                                   215,631
                                                                   -----------
Net Assets (100%)                                                  $30,871,571
                                                                   ===========


------------------
Notes to Schedule of Investments

(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b)     Rate represents annualized yield to maturity at September 30, 1995.
(c) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:


        Gross unrealized appreciation                      $389,244

        Gross unrealized depreciation                      (168,278)
                                                           --------
        Net unrealized appreciation                        $220,966
                                                           ========

                                 See accompanying notes to financial statements.

MANAGEMENT DISCUSSION

                               GRIFFIN BOND FUND
                  Portfolio Manager: Matthew N. Fontaine and
         Arthur J. MacBride, The Boston Company Asset Management, Inc.


What were the significant factors that affected performance?

For the first nine months of the fiscal year, we evaluated the performance of the Griffin Bond Fund against the Lehman Brothers Government/Corporate Bond Index. Beginning June 30, 1995, it was decided that the Fund's portfolio would place a greater emphasis on corporate bonds and lesser emphasis on U.S. Government issues. In light of this, we decided that, going forward, the Lehman Brothers Corporate Bond Index would be a better benchmark against which to evaluate the Fund's performance than the Lehman Brothers Corporate/Government Bond Index. Although the line graph describing the performance of the Fund during the past year includes both the Lehman Brothers Corporate Bond Index and the Lehman Brothers Corporate/Government Bond Index, future annual reports will illustrate the Fund's performance against only the Lehman Brothers Corporate Bond Index. It should be noted that the Bond Fund was positioned with less interest rate sensitivity than its respective benchmark for the first seven months of the Fund's year because we expected the volatility of the fixed income markets in 1994 to continue. This conservative strategy was primarily responsible for the respective underperformance during the period.


What strategies and techniques were implemented during the year?

The Boston Company Asset Management, Inc. assumed sub-advisory responsibilities for the Fund from Piper Capital Management, Inc. on December 1, 1994. Since then, the Fund has had less of an emphasis on cyclical industries such as steel, paper and chemicals because we feel that pricing power has peaked in these commodity products at this point in the cycle. We have, however, maintained an overweighted position in the financial services sector. This sector has added value due to improved profitability in the brokerage industry stemming from the significant returns in both the equity and fixed income markets over the last nine months, and an improved corporate underwriting calendar. Strategically, we extended the duration of the portfolio (so as to be neutral to the Lehman Brothers Corporate Bond Index) at the end of April as more signs of economic slowing and moderating inflation became apparent.


What themes can be seen in the current portfolio (industry weightings) and why?

Currently the portfolio duration is positioned neutral to its benchmark index because we feel that interest rates are unlikely to move out of their current trading range. The portfolio is underweighted in corporate bonds relative to the Lehman Brothers Corporate Bond Index because we feel that corporate spreads are unsustainably tight and that investors are not being paid to own many cyclical corporate issuers, especially at the longer maturity range. In addition, the portfolio's corporate bond holdings have a higher average quality than the Lehman Brothers Corporate Bond Index. Currently the portfolio has approximately 20% in mortgage-backed securities which are trading at attractive historical levels.


What individual security holdings changed significantly during the year?

During the year the portfolio reduced its holdings of mortgage-backed securities, and the percentage in corporate securities was increased to approximately 65%. The portfolio has increased holdings in Yankee securities (dollar denominated securities of foreign issuers) such as Midland Bank, Abbey National, Aegon, China International Trust, Repsol International, and Carter Holt Harvey, which should help to diversify the corporate holdings in the event of a U.S. economic slowdown. We also reduced the portfolio's holdings of certain collateralized mortgage obligations that rebounded from 1994 levels and no longer offered attractive risk/return attributes.


What is the strategy for the next six to twelve months?

For the remainder of 1995 we expect the economy to continue growing at a somewhat slower pace than the last twelve months. The Bond Fund continues to underweight corporate securities. We have taken this defensive position relative to the Lehman Brothers Corporate Bond Index because we feel that the combination of a slowing economy and increased corporate issuance will cause credit spreads to widen. We expect corporate issuance to accelerate due to the recent decline in interest rates. We will look to take advantage of this widening in corporate credit spreads by purchasing securities that meet our consistent criteria. We will continue to focus on fundamental credit research, which is the main component of our corporate philosophy. We feel this disciplined process will provide a high level of current income consistent with prudent investment management, preservation of capital and liquidity.

                               GRIFFIN BOND FUND

The two charts below show the performance of both classes of shares of the Griffin Bond Fund compared with the Lehman Brothers Government/Corporate Bond Index, the Lehman Corporate Bond Index and the Morningstar Corporate High Quality Bond Fund Average. If you had invested $10,000 in Class A shares of the Griffin Bond Fund when the fund commenced operations on October 19, 1993, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1995. If you had invested $10,000 in Class B shares of the Fund when they were first offered on November 1, 1994, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1995. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index of U.S. Treasury and agency securities and investment grade corporate debt securities. The Lehman Brothers Corporate Bond Index is an unmanaged index of only investment grade corporate debt securities. The Morningstar Corporate
High Quality Bond Fund Average is based on a universe of approximately 210 mutual funds tracked by Morningstar, Inc. that have investment objectives similar to that of the Griffin Bond Fund. It is important to keep in mind that fund performance reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum contingent deferred sales charge (CDSC) of 5% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin Bond Fund Class A

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)

One year.................... 8.41%
Since Inception............. 1.25%

VALUE OF $10,000 INVESTED

                                                               Lehman Bros.                        Morningstar Corporate
  Griffin Bond Fund       Lehman Bros. Corporate Bond Index    Government/Corporate Bond Index     High Quality Bond Fund Average

           Dollar                              Dollar                             Dollar                              Dollar
Months     Value                 Months        Value                Months        Value                  Months       Value
------     ------                ------        ------               ------        ------                 ------       ------
Initial   $9,550                 Initial      $10,000              Initial       $10,000                Initial      $10,000
Nov       $9,361                 Nov           $9,806              Nov            $9,903                Nov           $9,931
Dec       $9,412                 Dec           $9,864              Dec            $9,946                Dec           $9,978
Jan '94   $9,552                 Jan '94      $10,055              Jan '94       $10,096                Jan '94      $10,080
Feb       $9,381                 Feb           $9,818              Feb            $9,876                Feb           $9,943
Mar       $9,139                 Mar           $9,516              Mar            $9,634                Mar           $9,794
Apr       $9,008                 Apr           $9,425              Apr            $9,554                Apr           $9,729
May       $8,996                 May           $9,390              May            $9,536                May           $9,718
Jun       $8,981                 Jun           $9,367              Jun            $9,514                Jun           $9,708
Jul       $9,146                 Jul           $9,603              Jul            $9,705                Jul           $9,830
Aug       $9,166                 Aug           $9,614              Aug            $9,709                Aug           $9,845
Sep       $9,025                 Sep           $9,435              Sep            $9,562                Sep           $9,765
Oct       $9,004                 Oct           $9,413              Oct            $9,552                Oct           $9,760
Nov       $8,981                 Nov           $9,398              Nov            $9,534                Nov           $9,740
Dec       $9,034                 Dec           $9,476              Dec            $9,597                Dec           $9,782
Jan '95   $9,207                 Jan '95       $9,677              Jan '95        $9,782                Jan '95       $9,910
Feb       $9,408                 Feb           $9,956              Feb           $10,008                Feb          $10,078
Mar       $9,452                 Mar          $10,037              Mar           $10,076                Mar          $10,140
Apr       $9,584                 Apr          $10,206              Apr           $10,216                Apr          $10,246
May       $9,963                 May          $10,687              May           $10,644                May          $10,533
Jun      $10,034                 Jun          $10,783              Jun           $10,729                Jun          $10,596
Jul       $9,984                 Jul          $10,736              Jul           $10,687                Jul          $10,585
Aug      $10,116                 Aug          $10,909              Aug           $10,824                Aug          $10,686
Sep      $10,247                 Sep          $11,038              Sep           $10,934                Sep          $10,796


* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.


Griffin Bond Fund Class B

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 5% CDSC)

One year.................... N/A
Since Inception............. 8.58%

VALUE OF $10,000 INVESTED

                                                               Lehman Bros.                        Morningstar Corporate
  Griffin Bond Fund       Lehman Bros. Corporate Bond Index    Government/Corporate Bond Index     High Quality Bond Fund Average

           Dollar                              Dollar                             Dollar                              Dollar
Months     Value                 Months        Value                Months        Value                  Months       Value
------     ------                ------        ------               ------        ------                 ------       ------
Initial   $10,000                Initial      $10,000              Initial       $10,000                Initial      $10,000
Nov       $10,012                Nov           $9,984              Nov            $9,982                Nov           $9,980
Dec       $10,066                Dec          $10,066              Dec           $10,048                Dec          $10,023
Jan '95   $10,240                Jan '95      $10,280              Jan '95       $10,241                Jan '94      $10,154
Feb       $10,472                Feb          $10,576              Feb           $10,478                Feb          $10,326
Mar       $10,516                Mar          $10,662              Mar           $10,549                Mar          $10,390
Apr       $10,659                Apr          $10,842              Apr           $10,695                Apr          $10,498
May       $11,076                May          $11,353              May           $11,143                May          $10,793
Jun       $11,135                Jun          $11,455              Jun           $11,232                Jun          $10,857
Jul       $11,075                Jul          $11,405              Jul           $11,189                Jul          $10,846
Aug       $11,230                Aug          $11,589              Aug           $11,332                Aug          $10,949
Sep       $10,858                Sep          $11,725              Sep           $11,447                Sep          $11,062


* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Invesments

GRIFFIN BOND FUND

September 30, 1995

[PIE CHART APPEARS HERE]

U.S. Treasury Bonds              8%
U.S. Agency Securities          21%
Corporate Bonds                 66%
Other                            5%

Investment Categories Reflect Percentages of Investments in Securities

                                                    Principal         Market
Name Of Issuer                                       Amount          Value (a)
------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

Asset Backed Securities (1.1%)
        Corporate (1.1%):
        General Motor Acceptance Corporation
                  Grantor Trust, 6.30%, 6/15/99      $128,744        $128,985
                                                                   ----------
                                                                      128,985
                                                                   ----------

Total Asset Backed Securities (cost: $128,682)                        128,985
                                                                   ----------

Corporate Bonds (66.2%):
        Banking (6.9%):
        Chemical Banking Corporation,
                  7.13%, 3/01/05                      250,000         253,940
        Midland Bank, 8.63%, 12/15/04 (b)             175,000         194,079
        Nationsbank Corporation, 5.38%, 4/15/00       200,000         190,704
        Norwest Corporation, 7.70%, 11/15/97          200,000         206,072
                                                                   ----------
                                                                      844,795
                                                                   ----------
Electric Utilities (2.3%):
        Florida Power & Light, 5.38%, 4/01/00         155,000         148,995
        Virginia Electric & Power, 8.88%, 6/01/99     125,000         134,358
                                                                   ----------
                                                                      283,353
                                                                   ----------
Financial Services (24.1%):
        Abbey National First Capital
          Corporation, 8.20%, 10/15/04 (b)            175,000         190,563
        Aegon, 8.00%, 8/15/06 (b)                     214,000         232,389
        American Express Credit, 7.88%, 12/01/96       50,000          50,909
        Associates Corporation, 10.75%, 11/01/95       50,000          50,159
        BHP Finance, 7.00%, 12/01/97 (b)              200,000         202,634
        Charles Schwab Corporation, 6.30%, 9/30/03    250,000         235,478
        China International Trust, 9.00%,
          10/15/06(b)                                 150,000         163,500
        Ford Motor Credit Corp., Ford -
          Global Bond, 6.25%, 2/26/98                 350,000         350,298
        Golden West Financial, 7.88%, 1/15/02         175,000         183,218
        Lincoln National Corporation,
          7.25%, 5/15/05                              120,000         123,000
        Merrill Lynch, 6.25%, 1/15/06                 230,000         216,888
        Morgan J.P. & Company, 7.63%, 11/15/98        250,000         259,318
        Paine Webber Group, 7.31%, 8/09/00            300,000         304,500
        Repsol International Finance,
          7.00%, 8/01/05 (b)                          200,000         204,500
        Smith Barney Holdings Incorporated,
          6.00%, 3/15/97                              150,000         149,477
                                                                   ----------
                                                                    2,916,831
                                                                   ----------
Industrial Conglomerate (29.2%):
        American Brands, 7.50%, 5/15/99               120,000         123,827
        American Home Products
          7.70%, 2/15/00                               90,000          94,064
          7.90%, 2/15/05                              180,000         194,261
        Carter Holt Harvey, 8.38%, 4/15/15 (b)        128,000         138,616
        Coca-Cola Co., 7.88%, 9/15/98                 200,000         208,712
        Columbia/HCA Healthcare,
          6.91%, 6/15/05                              200,000         200,634
        CRS America Incorporated, 6.88%, 7/21/05      150,000         150,563
        General Foods, 6.00%, 6/15/01                 200,000         191,854
        General Motors Corp., 9.63%, 12/01/00         350,000         394,580
        GTE Corporation, 8.85%, 3/01/98               200,000         210,768
        International Business Machines
          Corporation, 6.38%, 6/15/00                 200,000         200,138
        International Paper, 9.70%, 3/15/00           160,000         179,186
        Lockheed Martin Corporation,
          4.88%, 2/15/96                              200,000         199,250
        Pepsico Inc., 7.75%, 10/01/98                 300,000         310,812
        Sears Roebuck Company,    9.25%, 4/15/95      110,000         117,206
        Tele-Communications Inc., 7.38%, 2/15/00      200,000         203,148
        Wal-Mart Stores, 8.63%, 4/01/01               200,000         219,720
        WMX Technologies Incorporated,
          8.25%, 11/15/99                             200,000         212,802
                                                                   ----------
                                                                    3,550,141
                                                                   ----------
      Transportation (3.7%):
        Federal Express
                   9.75%, 5/15/96                      50,000          51,003
                  10.00%, 9/01/98                     175,000         190,918
        Southwest Airlines, 7.88%, 9/01/07            200,000         213,372
                                                                   ----------
                                                                      455,293
                                                                   ----------

Total Corporate Bonds
         (cost: $7,933,048)                                         8,050,413
                                                                   ----------
Collateralized Mortgage Obligations (1.6%):
  U.S. Agency (1.1%):
    Federal Home Loan Mortgage Corporation(c):
                Series 1439, Class QA, inverse
                  COFI floater, 10.77%, 11/15/22       22,616          19,733
                Series 1435, Class FA, LIBOR
                  floater, 7.24%, 12/15/22            114,463         118,397
                                                                   ----------
                                                                      138,130
                                                                   ----------

                                 See accompanying notes to financial statements.

Schedule of Invesments

GRIFFIN BOND FUND

September 30, 1995

                                                    Principal         Market
Name Of Issuer                                       Amount          Value (a)
------------------------------------------------------------------------------

Corporate (0.5%):

        Security Pacific National Bank,
                  9.30%, 8/25/19                     $64,024         $66,765
                                                                 -----------
                                                                      66,765
                                                                 -----------
Total Collateralized Mortgage Obligations
  (cost: $204,205)                                                   204,895
                                                                 -----------
U.S. Government And Agency Securities (29.4%):
        U.S. Government Securities (8.1%):
                U.S. Treasury Strips (8.1%):
                    6.80%, 8/15/21 (d)             5,570,000         986,948
                                                                 -----------
U.S. Agency Securities (21.3%):
                Government National Mortgage
                  Association (11.3%):
                    8.00%, 9/15/25                 1,107,600       1,141,172
                    8.50%, 10/15/25                  230,000         239,559
                                                                 -----------
                                                                   1,380,731

Federal National Mortgage Association (10.0%):

                 7.50%, 6/01/10 - 10/01/25           780,000         789,745
                 8.00%, 9/01/10                      410,850         422,789
                                                                  ----------
                                                                   1,212,534
                                                                  ----------

Total U.S. Government And Agency Securities
 (cost: $3,557,669)                                                3,580,213
                                                                  ----------
Short-Term Securities (1.8%):
        Repurchase Agreement (1.8%):
        State Street Bank & Trust Co. Master
        Repurchase Agreement, 4.5%, 10/02/95,
          102% Collateralized by U.S.
          Government Securities                      218,000         218,000
                                                                  ----------
Total Short-Term Securities
  (cost: $218,000)                                                   218,000
                                                                  ----------
Total Investments In Securities
  (cost: $12,041,604)(e)(100.1%)                                  12,182,506

Other Assets Less Liabilities (-0.1%)                                (10,846)
                                                                  ----------
Net Assets (100%)                                                $12,171,660
                                                                  ==========



Notes to Schedule of Investments

(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.

(b) U.S. dollar denominated securities issued by foreign corporations and/or governments.

(c) Descriptions of certain collateralized mortgage obligations are as follows:

        LIBOR - London InterBank Offered Rate.
        COFI (11th District) - Cost of Funds Index of the Federal Reserve's 11th
          District.
        Inverse floater - represent securities that pay interest at rates that increase (decrease) with a decline (increase) in a specific index. Interest rate disclosed was in effect on September 30, 1995.
        Floater - represent securities that pay interest at rates that increase
          (decrease) with an increase (decrease) in a specific index. Interest rate disclosed was in effect on September 30, 1995.
(d) Rate on these zero coupon bonds represents annualized yield to maturity at September 30, 1995.
(e) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:



        Gross unrealized appreciation                    $156,896

        Gross unrealized depreciation                     (15,994)
                                                         --------
        Net unrealized appreciation                      $140,902
                                                         ========

                                 See accompanying notes to financial statements.

MANAGEMENT DISCUSSION

                          GRIFFIN MUNICIPAL BOND FUND
                Portfolio Manager: Executive Policy Committee,
                       Payden & Rygel Investment Counsel


What were the significant market factors that affected performance?

Many of the factors that affected the performance of the Municipal Bond Fund also impacted the California Tax-Free Fund. These factors include the solvency of municipalities across the nation, the change in fiscal policy by the Federal Reserve Board, and the threat of federal tax reform. The first two of these issues is discussed in more detail under the Management Discussion of the Griffin California Tax-Free Fund, so we'll concentrate on the latter for the Municipal Bond Fund.

The uncertainty surrounding the tax reform debate impacted the municipal market significantly during the past year. Beginning in April 1995 when senior Congressional leaders in Washington began to talk seriously about this issue, the municipal bond market reacted negatively. By the end of the first hundred days of the new Republican Congress, the tax reform movement had gained additional momentum. Many investors feared that tax reform would eliminate the benefits of the income derived from municipal securities, and they took to the sidelines while the new Congress worked through the details. Long term municipal yields have remained high due to the continued uncertainty, and shorter maturities have rallied as investors have placed emphasis on these securities.


What strategies and techniques were implemented during the year?

The Fund had a defensive position at the end of the fourth quarter of 1994 as we shortened duration and held higher-coupon bonds. As bond valuations reached historically low levels, we reallocated the Fund's assets into longer non-callable bonds. Non-callable bonds are especially valuable when interest rates decline because they cannot be repurchased by their issuers before the final maturity date. These securities participated more fully in the 1995 interest rate rally.


What themes can be seen in the current portfolio and why?

The Griffin Municipal Bond Fund is structured to capture the yield available from longer maturity bonds and benefit from positive price performance as interest rates decline. The inclusion of longer, non-callable bonds further contributes to this portfolio structure theme.

The second theme pertains to mitigation of credit risk. The Fund holds geographically diverse securities, with no single state representing more than 13% of the Fund's portfolio. Nearly a quarter of the Fund's assets are invested in bonds whose principal and interest payments are insured by an outside, non-governmental, agency. Most of the revenue bonds held by the Fund are backed by user fees for essential services, which provide strong support for the underlying securities. The Fund has attempted to limit its holdings in general obligation bonds to a number of top credit quality issuers, and has sought additional diversification through allocating purchases among different regions of the country.


What individual security holdings changed significantly during the year?

Payden & Rygel took over management of the portfolio on December 1, 1994 from Piper Capital Management, Inc. We took this opportunity to increase the geographical diversification away from the Midwest, and added exposure to the Southeast and Southwest, two regions that are showing solid economic growth. We also swapped out some callable issues to reduce the portfolio's exposure to interest rate declines. Of the securities sold during the year approximately three quarters were callable, compared to one third of the securities purchased were subject to similar provisions.


What is the strategy for the next six to twelve months?

Because our outlook calls for benign inflation and slow growth over the next several quarters, we will maintain the current structure and duration targets of the Fund. The Griffin Municipal Bond Fund is a diversified fund that invests in intermediate to long-term investment grade municipal securities. While our outlook remains positive for the fixed income markets, we cannot guarantee that the recent strong performance will continue at the same rate.

                          GRIFFIN MUNICIPAL BOND FUND

The two charts below show the performance of both classes of shares of the Griffin Municipal Bond Fund compared with the Lehman Brothers Municipal Bond Index and the Morningstar Municipal Bond Fund Average. If you had invested $10,000 in Class A shares of the Griffin Municipal Bond Fund when the fund commenced operations on October 19, 1993, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1995. If you had invested $10,000 in Class B shares of the Fund when they were first offered on November 1, 1994, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1995. The Lehman Brothers Municipal Bond Index is an unmanaged index of debt obligations issued by U.S. states and municipalities. The Morningstar Municipal Bond Fund Average is based on a universe of approximately 495 mutual funds tracked by Morningstar, Inc. that have investment objectives similar to that of the Griffin Municipal Bond Fund. It is important to keep in mind that fund performance reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum contingent deferred sales charge (CDSC) of 5% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Grifffin Municipal Bond Fund Class A

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)

One year....................  5.16%
Since Inception............. -0.12%

VALUE OF $10,000 INVESTED

Griffin Municipal Bond Fund             Lehman Bros. Municipal Bond Index            Morningstar Municipal Bond Fund Average

          Dollar                                            Dollar                                          Dollar
Months     Value                              Months        Value                              Months       Value
------     ------                             ------        ------                             ------       ------
Initial   $9,550                              Initial      $10,000                            Initial      $10,000
Nov       $9,423                              Nov           $9,798                            Nov           $9,917
Dec       $9,641                              Dec          $10,005                            Dec          $10,097
Jan '94   $9,773                              Jan '94      $10,119                            Jan '94      $10,204
Feb       $9,465                              Feb           $9,857                            Feb           $9,967
Mar       $8,941                              Mar           $9,456                            Mar           $9,604
Apr       $9,019                              Apr           $9,536                            Apr           $9,640
May       $9,068                              May           $9,619                            May           $9,717
Jun       $9,006                              Jun           $9,560                            Jun           $9,671
Jul       $9,213                              Jul           $9,735                            Jul           $9,819
Aug       $9,235                              Aug           $9,769                            Aug           $9,846
Sep       $9,058                              Sep           $9,626                            Sep           $9,716
Oct       $8,858                              Oct           $9,454                            Oct           $9,568
Nov       $8,665                              Nov           $9,283                            Nov           $9,401
Dec       $8,888                              Dec           $9,487                            Dec           $9,590
Jan '95   $9,165                              Jan '95       $9,759                            Jan '95       $9,825
Feb       $9,430                              Feb          $10,043                            Feb          $10,075
Mar       $9,548                              Mar          $10,158                            Mar          $10,160
Apr       $9,547                              Apr          $10,170                            Apr          $10,171
May       $9,852                              May          $10,495                            May          $10,443
Jun       $9,679                              Jun          $10,404                            Jun          $10,364
Jul       $9,774                              Jul          $10,502                            Jul          $10,436
Aug       $9,894                              Aug          $10,636                            Aug          $10,541
Sep       $9,980                              Sep          $10,703                            Sep          $10,598

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.


Griffin Municipal Bond Fund Class B

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 5% CDSC)

One year.................... N/A
Since Inception............. 7.86%

VALUE OF $10,000 INVESTED

Griffin Municipal Bond Fund             Lehman Bros. Municipal Bond Index            Morningstar Municipal Bond Fund Average

          Dollar                                            Dollar                                            Dollar
Months     Value                              Months        Value                              Months         Value
------     ------                             ------        ------                             ------       ---------
Initial   $10,000                             Initial       $10,000                              Initial      $10,000
Nov        $9,846                             Nov            $9,819                              Nov           $9,826
Dec       $10,083                             Dec           $10,035                              Dec          $10,024
Jan '95   $10,405                             Jan '95       $10,322                              Jan '94      $10,269
Feb       $10,701                             Feb           $10,622                              Feb          $10,530
Mar       $10,830                             Mar           $10,745                              Mar          $10,619
Apr       $10,825                             Apr           $10,757                              Apr          $10,630
May       $11,167                             May           $11,101                              May          $10,915
Jun       $10,963                             Jun           $11,004                              Jun          $10,832
Jul       $11,065                             Jul           $11,109                              Jul          $10,908
Aug       $11,206                             Aug           $11,250                              Aug          $11,017
Sep       $10,786                             Sep           $11,321                              Sep          $11,076

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments

GRIFFIN MUNICIPAL BOND FUND

September 30, 1995

[PIE CHART APPEARS HERE]

General Obligations               46%
Transportation                    12%
Water Revenue                     10%
Electric                           9%
Sewer                              6%
Other                             17%

Investment Categories Reflect Percentages of Investments in Securities

                                                    Principal          Market
Name Of Issuer                                       Amount           Value (a)
------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

Municipal Long-Term Securities (92.1%):
        Arizona (3.8%):
                Phoenix, Arizona, Series A,
                  6.25%, 7/01/17                       $200,000        $213,000
                                                                       --------
        California (5.7%):
                California State Department of Water
                  Resources, 6.00%, 12/01/06            140,000         151,025
                California State General Obligation,
                  6.60%, 2/01/10                        150,000         165,000
                                                                       --------
                                                                        316,025
                                                                       --------
        Florida (6.3%):
                Dade County, Florida Aviation
                  Revenue, 5.50%, 10/01/07              200,000         204,000
                Florida State Board of Education
                  Capital Outlay Public Education,
                  Series B, 5.75%, 6/01/15              150,000         148,500
                                                                       --------
                                                                        352,500
                                                                       --------
        Georgia (3.2%):
                Georgia State General Obligation,
                  7.20%, 3/01/08                        150,000         180,000
                                                                       --------
        Illinois (1.9%):
                Will County, Illinois Community,
                  District #161 Summit Hill,
                  6.10%, 1/01/09                        100,000         103,500
                                                                       --------
        Indiana (1.9%):
                Wa-Nee Elementary/High School
                  Building Corporation,
                   6.50%, 7/15/10                       100,000         105,500
                                                                       --------
        Louisiana (1.9%):
                Louisiana Public Facilities Authority
                  Revenue, General Health Project
                  6.20%, 11/01/09                      $100,000         104,125
                                                                       --------
        Massachusetts (9.9%):
                Massachusetts Bay Transportation
                  Authority General Transportation
                  System, 5.60%, 3/01/08                200,000         206,250
                Massachusetts State General
                  Obligation, Series A,
                  5.75%, 2/01/15                        150,000         148,875
                Massachusetts State Water Resources
                  Authority, 6.00%, 8/01/14             100,000         101,000
                Massachusetts State Water Resources
                  Authority, 5.50%, 11/01/15            100,000          94,375
                                                                       --------
                                                                        550,500
                                                                       --------
        Michigan (1.2%):
                Michigan State Hospital Financing
                  Authority, 5.88%, 7/01/14              75,000          69,094
                                                                       --------
        Nevada (1.9%):
                Nevada State General Obligation,
                  5.80%, 7/15/08                        100,000         103,750
                                                                       --------
        New Jersey (3.8%):
                New Jersey State General Obligation,
                  6.00%, 2/15/11                        200,000         210,750
                                                                       --------
        New York (2.0%):
                New York State Environmental
                  Facilities Corporation Pollution
                  Control Revenue Revolving Fund,
                  6.80%, 6/15/01                        100,000         111,000
                                                                       --------
        Ohio (3.7%):
                Ohio State Water Development
                  Authority Revenue, Fresh Water
                  Series, 5.70%, 6/01/09                200,000         205,000
                                                                       --------
        Oregon (1.9%):
                Oregon State Department of
                  Transportation Revenue, Regional
                  Light Rail Fund - Westside
                  Project, 6.25%, 6/01/09               100,000         106,000
                                                                       --------
        Pennsylvania (4.6%)
                Commonwealth of Pennsylvania, General
                  Obligation, 5.20%, 6/15/04            250,000         256,250
                                                                       --------

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1995

                                                    Principal          Market
Name Of Issuer                                       Amount           Value (a)
------------------------------------------------------------------------------

        Puerto Rico (3.8%):
                Puerto Rico Electric Power Authority
                  Power Revenue, 6.13%, 7/01/08        $200,000        $212,750
                                                                     ----------
        South Carolina (3.5%):
                Columbia, South Carolina Water
                  Works & Sewer Systems Revenue,
                  5.38%, 2/01/12                        200,000         195,000
                                                                     ----------
        South Dakota (1.9%):
                South Dakota Housing Development
                  Authority, Homeownership
                  Mortgage, 6.65%, 5/01/14              100,000         103,500
                                                                     ----------
        Tennessee (3.5%):
                Shelby County, Tennessee, General
                  Obligation, 5.63%, 4/01/13            200,000         197,250
                                                                     ----------
        Texas (12.8%):
                Austin, Texas General Obligation,
                  5.70%, 9/01/07                        200,000         211,750
                Harris County, Texas Tax and Revenue
                  Certificate of Obligation, 6.00%,
                  12/15/10                              200,000         212,000
                San Antonio, Texas Electric &
                  Gas Revenue, 5.00%, 2/01/14           100,000          90,000
                Texas Municipal Power Agency
                  Revenue, 5.25%, 9/01/08               200,000         198,500
                                                                     ----------
                                                                        712,250
                                                                     ----------
        Virginia (2.2%):
                Virginia State Transportation
                  Board Revenue, North Virginia
                  Transportation District
                  Program, 6.25%, 5/15/12               120,000         124,650
                                                                     ----------
        Washington (3.7%):
                Washington State General Obligation,
                  5.75%, 9/01/09                        200,000         205,750
                                                                     ----------
        Wisconsin (7.0%):
                Wisconsin State Transportation,
                  5.50%, 7/01/14                        200,000         188,500
                Wisconsin State General Obligation,
                  5.13%, 11/01/07                       200,000         199,250
                                                                     ----------
                                                                        387,750
                                                                     ----------
Total Municipal Long-Term Securities
  (cost: $5,025,870)                                                  5,125,894
                                                                     ----------
Municipal Short-Term Securities (5.4%):
        Minnesota (1.8%):
          Beltrami County, Minnesota Environmental
          Control Revenue, Northwood Panelboard
          Company Project, 4.65%, 10/02/95 (b)          100,000         100,000
                                                                     ----------
        Texas (3.6%):
          Grapevine, Texas Industrial Development
          Corporation, Multiple Mode -
          American Airlines-B4, 4.75%, 10/02/95 (b)     200,000         200,000
                                                                     ----------
Total Municipal Short-Term Securities
  (cost: $300,000)                                                      300,000
                                                                     ----------
Total Investments In Securities
  (cost: $5,325,870) (c) (97.5%)                                      5,425,894

Other Assets Less Liabilities (2.5%)                                    142,235
                                                                     ----------
Net Assets (100%)                                                    $5,568,129
                                                                     ==========

Long Futures Contracts
----------------------
                                                                    Unrealized
Number of                                            Notional      Appreciation
Contracts                Description              Contract Value  (Depreciation)
--------------------------------------------------------------------------------
   2            Municipal Bond, December 1995        $230,563        ($2,375)

Notes to Schedule of Investments

(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.

(b) These variable rate securities have maturities greater than one year but are redeemable upon demand. For purposes of calculating the fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand. These securities were pledged as collateral for futures contracts.
(c) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:


        Gross unrealized appreciation                    $115,448

        Gross unrealized depreciation                     (17,799)
                                                         --------
        Net unrealized appreciation                       $97,649
                                                         ========


                                 See accompanying notes to financial statements.

MANAGEMENT DISCUSSION

                       GRIFFIN CALIFORNIA TAX-FREE FUND
                Portfolio Manager: Executive Policy Committee,
                       Payden & Rygel Investment Counsel


What were the significant market factors that affected performance?

The three most significant factors that affected the performance of the Fund over the past year were changes in the fiscal policy of the Federal Reserve Board, the bankruptcy declaration by Orange County and the fear of federal tax reform. The tax reform issue is described in more detail under the Management Discussion of the Griffin Municipal Bond Fund.

The Federal Reserve Board lowered short term interest rates for the first time in three years, reversing the aggressive tightening that was implemented during 1994. Municipal bond yields (and prices) are generally related to a percentage of U.S. Treasury yields, and therefore are sensitive to changes in the taxable bond markets. As a result of the Federal Reserve Board's change in fiscal policy, the fixed income market psychology turned positive, and the municipal bond market participated in the strong rally. Interest rates on long term municipal bonds declined significantly from their peak in November of 1994, leading to favorable performance for the California Tax-Free Fund.

The Orange County bankruptcy announcement in December 1994 was a shot across the bow to the municipal bond market. Bonds issued within the State's borders experienced significant short-term volatility, and the importance of financial flexibility and in-depth credit analysis of each issuer took on renewed importance. After a brief period of uncertainty, though, the municipal market regained its strength, as the issues relating to the bankruptcy filing were addressed throughout the year.


What strategies and techniques were implemented during the year?

At the beginning of the fiscal year the Fund emphasized a defensive strategy, which was implemented by holding municipal bonds with above market coupons. This strategy led to a reduction in duration and a diminished exposure to changes in interest rates. Toward the end of 1994 municipal bond valuations were at historically low levels. During the year, as the market rallied, we reallocated the fund's assets into longer non-callable bonds from cash and shorter maturity securities. These longer non-callable bonds participated more fully in this bullish interest rate environment and thus produced historically high returns for the year.


What themes can be seen in the current portfolio and why?

We have structured the current portfolio to capture the yield available from longer maturity securities while maintaining our exposure to positive interest rate movements. We continue to focus on high credit quality bonds in the Fund, and have maintained a "AA" average credit quality. It is important to note that we did not own any securities issued by municipalities in Orange County, nor do we own securities issued by the County of Los Angeles. We focus on revenue bonds issued with respect to essential services and which have a strong revenue stream, and we avoid many of the California counties that are burdened with the enormous financial pressures imposed by Proposition 13, and the growing health and welfare services they must provide.

What individual security holdings changed significantly during the year?

We increased the fund's holdings of general obligation bonds of the State of California during the year. Subsequent to the state's downgrade to a rating of Al/A a year ago, economic prospects for the State have improved and the State Treasurer has overseen an improved balance sheet. We purchased these bonds when yield differentials for the State general obligations were attractive compared to other bonds.


What is the strategy for the next six to twelve months?

The California Tax-Free Fund seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital. It invests primarily in intermediate to long-term investment grade municipal securities. Our strategy will be to maintain our current exposure to changes in interest rates. We feel the recent low inflation levels and moderate economic growth indicate a stable or declining interest rate environment for the next six months. Although we remain optimistic about the next year, we do not necessarily believe that we will experience the total returns that were realized during the last six months.

                       GRIFFIN CALIFORNIA TAX-FREE FUND

The two charts below show the performance of both classes of shares of the Griffin California Tax-Free Fund compared with the Lehman Brothers California Municipal Bond Index and the Morningstar California Municipal Bond Fund Average. If you had invested $10,000 in Class A shares of the Griffin California Tax-Free Fund when the fund commenced operations on October 19, 1993, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1995. If you had invested $10,000 in Class B shares of the Fund when they were first offered on November 1, 1994, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1995. The Lehman Brothers California Municipal Bond Index is an unmanaged index of debt obligations issued by the State of California and its municipalities. The Morningstar California Municipal Bond Fund Average is based on a universe of approximately 162 mutual funds tracked by Morningstar, Inc. that have investment objectives similar to that of the Griffin California Tax-Free Fund. It is important to keep in mind that fund performance reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum contingent deferred sales charge (CDSC) of 5% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin California Tax-Free Fund Class A

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)

One year....................  5.15%
Since Inception............. -0.88%

VALUE OF $10,000 INVESTED


Griffin California  Tax-Free Fund             Lehman Bros. California                     Morningstar California Municipal
                                               Municipal Bond Index                                 Bond Fund Average

          Dollar                                            Dollar                                          Dollar
Months     Value                              Months        Value                              Months       Value
------     ------                             ------        ------                             ------       ------
Initial   $9,550                              Initial      $10,000                            Initial      $10,000
Nov       $9,306                              Nov           $9,772                            Nov           $9,891
Dec       $9,548                              Dec           $9,984                            Dec          $10,088
Jan '94   $9,645                              Jan '94      $10,099                            Jan '94      $10,195
Feb       $9,272                              Feb           $9,820                            Feb           $9,941
Mar       $8,828                              Mar           $9,376                            Mar           $9,524
Apr       $8,872                              Apr           $9,447                            Apr           $9,545
May       $8,928                              May           $9,532                            May           $9,623
Jun       $8,847                             Jun            $9,451                            Jun           $9,564
Jul       $9,024                              Jul           $9,637                            Jul           $9,738
Aug       $9,050                              Aug           $9,672                            Aug           $9,760
Sep       $8,924                              Sep           $9,517                            Sep           $9,611
Oct       $8,727                              Oct           $9,340                            Oct           $9,433
Nov       $8,590                              Nov           $9,195                            Nov           $9,242
Dec       $8,737                              Dec           $9,348                            Dec           $9,399
Jan '95   $9,041                              Jan '95       $9,660                            Jan '95       $9,687
Feb       $9,332                              Feb           $9,983                            Feb           $9,977
Mar       $9,400                              Mar          $10,094                            Mar          $10,063
Apr       $9,395                              Apr          $10,095                            Apr          $10,070
May       $9,682                              May          $10,449                            May          $10,384
Jun       $9,495                              Jun          $10,308                            Jun          $10,245
Jul       $9,584                              Jul          $10,408                            Jul          $10,311
Aug       $9,737                              Aug          $10,539                            Aug          $10,423
Sep       $9,828                              Sep          $10,618                            Sep          $10,495

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.


Griffin California Tax-Free Fund Class B

ANNUAL TOTAL RETURNS*
(reflects deduction of 5% CDSC)

One year.................... N/A
Since Inception............. 7.60%

VALUE OF $10,000 INVESTED


Griffin California  Tax-Free Fund             Lehman Bros. California                     Morningstar California Municipal
                                               Municipal Bond Index                                 Bond Fund Average

           Dollar                                           Dollar                                            Dollar
Months     Value                              Months        Value                              Months         Value
------     ------                             ------        ------                             ------        --------
Initial   $10,000                             Initial       $10,000                              Initial      $10,000
Nov        $9,886                             Nov            $9,844                              Nov           $9,797
Dec       $10,050                             Dec           $10,008                              Dec           $9,964
Jan '95   $10,382                             Jan '95       $10,342                              Jan '94      $10,268
Feb       $10,726                             Feb           $10,688                              Feb          $10,576
Mar       $10,799                             Mar           $10,807                              Mar          $10,667
Apr       $10,775                             Apr           $10,808                              Apr          $10,675
May       $11,114                             May           $11,187                              May          $11,008
Jun       $10,894                             Jun           $11,036                              Jun          $10,860
Jul       $10,991                             Jul           $11,143                              Jul          $10,930
Aug       $11,162                             Aug           $11,283                              Aug          $11,049
Sep       $10,760                             Sep           $11,368                              Sep          $11,125

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments

GRIFFIN CALIFORNIA TAX-FREE FUND

September 30, 1995

[PIE CHART APPEARS HERE]

General Obligations            30%
Water                          10%
Sales Tax                      11%
Sewer                           6%
Housing                        11%
Leasing                         6%
Other                           8%
Airport                        10%
Transportation                  8%

Investment Categories Reflect Percentages of Investments in Securities

                                                 Principal         Market
Name of Issuer                                    Amount          Value (a)
-----------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

Municipal Long-Term Securities (97.0%):
  Airport Revenue (10.4%):
     Los Angeles, California Department of
       Airports, 6.50%, 5/15/04                   $1,430,000       $1,590,875
     Port of Oakland, California Port Revenue,
       Capital Appreciation, Zero Coupon,
       11/01/08                                    1,045,000          508,131
                                                                   ----------
                                                                    2,099,006
                                                                   ----------

  Electric Revenue (3.7%):
     Puerto Rico Electric Power Authority
       Power Revenue, Series U,
       6.00%, 7/01/14                                750,000          744,375
                                                                   ----------

  General Obligations (29.5%):
     State of California, 5.50%, 4/01/13           2,000,000        1,927,500
     State of California, 6.00%, 8/01/10             550,000          567,875
     State of California, 6.60%, 2/01/10           1,000,000        1,100,000
     City of Los Angeles, California,
       5.80%, 9/01/07                                700,000          728,875
     East Bay, California Regional
       Park District, 5.50%, 9/01/00                 500,000          525,625
     Folsom, California School Facilities
       Project, 6.00%, 8/01/10                       300,000          309,750
     Puerto Rico Commonwealth,
       5.65%, 7/01/15                                800,000          805,000
                                                                   ----------
                                                                    5,964,625
                                                                   ----------

  Housing Revenue (11.3%):
     California Housing Finance Agency
       Revenue, Home Mortgage,
       6.50%, 2/01/08                              1,070,000        1,144,900

     California Housing Finance Agency
       Revenue, Multi-Unit Rental
       Housing, 6.88%, 8/01/24                       500,000          515,625
     Perris, California Single Family Mortgage
       Revenue Bonds, GNMA Mortgage Backed
       Securities, 6.20%, 6/01/23(b)               3,000,000          567,780
                                                                   ----------
                                                                    2,228,305
                                                                   ----------

  Public Improvements (9.0%):
     California State Public Works
       Board Leasing Revenue, Various
       University of California Projects,
       6.60%, 12/01/22                               500,000          569,375
     Sacramento, California Certificates
       of Participation, Public Facilities
       Project, 6.00%, 7/01/12                       750,000          747,187
     Santa Barbara, County California
       Certificates of Participation,
       6.40%, 2/01/11                                500,000          505,000
                                                                   ----------
                                                                    1,821,562
                                                                   ----------

  Sewer Revenue (4.1%):
     San Francisco, California City
       & County Sewer Revenue Capital
       Appreciation, 5.87%, 10/01/10 (b)             500,000          212,500
     San Francisco, California City &
       County Sewer Revenue,
       5.90%, 10/01/08                               600,000          621,750
                                                                   ----------
                                                                      834,250
                                                                   ----------

  Transportation Revenue (17.6%):
     Contra Costa, California Transportation
       Authority Sales Tax Revenue,
       5.60%, 3/01/09                                800,000          806,000
     Riverside County, California Transportation
       Community Sales Tax Revenue,
       5.75%, 6/01/08                                500,000          521,250
     San Diego County, California Regional
       Transportation Community Sales
       Tax Revenue, 4.75%, 4/01/08                   765,000          721,013
     San Francisco, California Bay
       Area Rapid Transit District Sales
       Tax Revenue, 5.35%, 7/01/07                 1,500,000        1,507,500
                                                                   ----------
                                                                    3,555,763
                                                                   ----------

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1995

                                                  Principal         Market
Name of Issuer                                     Amount          Value (a)
-----------------------------------------------------------------------------
  University/Education Revenue (1.9%):
     University of California Certificate
       of Participation, UCLA  Center
       Chiller/Cogeneration Project,
       6.00%, 11/01/21                              $400,000       $   386,500
                                                                   -----------
                                                                       386,500
                                                                   -----------

  Water Revenue (9.5%):
     California State Department of Water
       Resources, 6.00%, 12/01/06                    500,000           539,375
     Los Angeles, California Department
       of Water & Power, Waterworks
       Revenue, 6.20%, 7/01/12                       600,000           617,250
     Metropolitan Water District of Southern
       California, 5.75%, 7/01/09                    750,000           770,625
                                                                   -----------
                                                                     1,927,250
                                                                   -----------

Total Municipal Long-Term Securities
  (cost: $19,171,271)                                               19,561,636
                                                                   -----------
Municipal Short-Term Securities (1.5%):
  Industrial Development Revenue-Pollution
   Control (1.5%):
     California Pollution Control Authority
       Resource Recovery Revenue,
       4.65%, 10/02/95 (c)                           200,000           200,000
     California Pollution Control
       Financing Authority, Shell Oil Company
       Project A, 4.30%, 10/02/95 (c)                100,000           100,000
                                                                   -----------
                                                                       300,000
                                                                   -----------

Total Municipal Short-Term Securities
  (cost: $300,000)                                                     300,000
                                                                   -----------

Total Investments In Securities
  (cost: $19,471,271)(d)(98.5%)                                     19,861,636
Other Assets Less Liabilities (1.5%)                                   395,846
                                                                   -----------
Net Assets (100%)                                                  $20,257,482
                                                                   ===========

Long Futures Contracts
----------------------

                                                                   Unrealized
Number of                                           Notional      Appreciation
Contracts               Description             Contract Value   (Depreciation)
-------------------------------------------------------------------------------
    2          Municipal Bond, December 1995        $229,875        ($1,687)

------------------------------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b) Rate on these zero coupon bonds represents annualized yield to maturity at September 30, 1995.
(c) These variable rate securities have maturities greater than one year but are redeemable upon demand. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand. These securities were pledged as collateral for futures contracts.
(d) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investment in securities based on this cost were as follows:

     Gross unrealized appreciation       $445,193
     Gross unrealized depreciation        (56,516)
     Net unrealized appreciation         $388,677
                                         ========

                                 See accompanying notes to financial statements.

MANAGEMENT DISCUSSION

                         GRIFFIN GROWTH & INCOME FUND
                      Portfolio Manager: Quinn R. Stills,
                   The Boston Company Asset Management, Inc.


What were the significant factors that affected performance?

The Griffin Growth & Income Fund's performance over the past year was driven by its holdings in financial services, basic industries, and health care. For perspective, the financial services sector of the portfolio appreciated 56%, basic industries rose 43%, and health care rose 46% for the twelve months ended September 30, 1995. The rise in financial services was fueled by declining interest rates, share repurchases and merger activity. Basic industry companies benefited from sharply higher pricing, a weaker U.S. currency and increased operating leverage created by previous restructurings. Health care companies benefited from growth in new products and a weak dollar. Investors also pushed these shares higher because of the diminished threat of draconian government regulation.


What strategies and techniques were implemented during the year?

During the year, we invested heavily in statistically inexpensive companies that possessed improving fundamentals. We similarly invested in several multi-industry companies whose individual subsidiaries were worth more as separate entities than as a single conglomeration. This strategy positioned the portfolio to take advantage of the rally in the shares of certain banks, paper companies and multinational conglomerates. In addition, we kept the portfolio underweighted in technology shares because of the risks and volatility inherent in many companies in that sector. As a result of this strategy, significant returns were achieved in financial services, capital goods, health care and consumer non-durable companies.


What themes can be seen in the current portfolio (industry weightings) and why?

Investments for the Growth & Income Fund are selected using a bottom-up approach, emphasizing the analysis of individual companies rather than broader economic trends. Our bottom-up approach, however, has led to a significant overweight in financial services and an underweight in technology and consumer non-durables. The sector weights are driven by our quest for the most outstanding values in the market at any given point in time.


What individual security holdings changed significantly during the year?

On December 1, 1994 The Boston Company Asset Management, Inc. took over sub-advisory responsibilities of the Fund from Piper Capital Management, Inc. Although, at that time, many of the fund's holdings were in financially strong companies, we thought there were better opportunities in other areas of the market. During the month of December approximately 80% of the portfolio was sold, and new stocks were purchased. This transition was done with an eye towards minimizing trading costs, and did not result in the realization of net capital gains. During the following ten months, we realized profits from selling significant positions in stocks including Intel and Aetna Life and Casualty Company. We also initiated significant positions in AT&T and Dean Witter Discover.


What is the strategy for the next six to twelve months?

Looking ahead, we plan to pursue the same strategy that has served us well in the past; namely, we will invest in inexpensive, undervalued companies that possess an improving set of fundamentals. We will continue to construct well diversified portfolios to help protect the Fund from a shortfall in any one company. Finally, we will continue to emphasize investments in companies where we have identified a clear catalyst that will unlock the values and propel the shares to higher levels for our clients. We must caution, however, that future returns may not meet current levels of performance.

                         GRIFFIN GROWTH & INCOME FUND

The two charts below show the performance of both classes of shares of the Griffin Growth & Income Fund compared with the Standard & Poor's 500 Composite Index (S&P 500) and the Morningstar Growth & Income Fund Average. If you had invested $10,000 in Class A shares of the Griffin Growth & Income Fund when the fund commenced operations on October 19, 1993, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1995. If you had invested $10,000 in Class B shares of the Fund when they were first offered on November 1, 1994, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1995. The S&P 500 is an unmanaged index of 500 large capitalization publicly traded stocks. The Morningstar Growth & Income Fund Average is based on a universe of approximately 400 mutual funds tracked by Morningstar, Inc. that have investment objectives similar to that of the Griffin Growth & Income Fund. It is important to keep in mind that fund performance reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum contingent deferred sales charge (CDSC) of 5% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin Growth & Income Fund Class A

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)

One year.................... 26.05%
Since Inception............. 14.45%

VALUE OF $10,000 INVESTED

Griffin Growth & Income Fund      S&P 500                              Morningstar Growth & Income Fund Average

           Dollar                                Dollar                              Dollar
Months     Value                   Months        Value                  Months       Value
------     ------                  ------        ------                 ------       ------
Initial   $9,550                  Initial       $10,000                Initial      $10,000
Nov       $9,619                  Nov            $9,943                Nov           $9,873
Dec       $9,692                  Dec           $10,063                Dec          $10,072
Jan '94  $10,022                  Jan '94       $10,405                Jan '94      $10,382
Feb       $9,761                  Feb           $10,122                Feb          $10,164
Mar       $9,392                  Mar            $9,681                Mar           $9,740
Apr       $9,436                  Apr            $9,805                Apr           $9,840
May       $9,716                  May            $9,965                May           $9,940
Jun       $9,489                  Jun            $9,721                Jun           $9,707
Jul       $9,787                  Jul           $10,040                Jul           $9,975
Aug      $10,112                  Aug           $10,452                Aug          $10,345
Sep       $9,865                  Sep           $10,196                Sep          $10,113
Oct      $10,059                  Oct           $10,424                Oct          $10,226
Nov       $9,776                  Nov           $10,045                Nov           $9,849
Dec       $9,928                  Dec           $10,194                Dec           $9,951
Jan '95  $10,108                  Jan '95       $10,458                Jan '95      $10,109
Feb      $10,511                  Feb           $10,865                Feb          $10,491
Mar      $10,879                  Mar           $11,186                Mar          $10,765
Apr      $11,195                  Apr           $11,515                Apr          $11,025
May      $11,636                  May           $11,975                May          $11,397
Jun      $11,915                  Jun           $12,251                Jun          $11,642
Jul      $12,368                  Jul           $12,658                Jul          $12,028
Aug      $12,513                  Aug           $12,689                Aug          $12,102
Sep      $13,014                  Sep           $13,225                Sep          $12,489

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.


Griffin Growth & Income Fund Class B

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 5% CDSC)

One year.................... N/A
Since Inception............. 24.54%

VALUE OF $10,000 INVESTED

Griffin Growth & Income Fund     S&P 500                              Morningstar Growth & Income Fund Average

           Dollar                               Dollar                              Dollar
Months     Value                  Months        Value                  Months       Value
------     ------                 ------        ------                 ------       ------
Initial   $10,000                Initial       $10,000                Initial      $10,000
Nov        $9,770                Nov            $9,636                Nov           $9,631
Dec        $9,917                Dec            $9,779                Dec           $9,730
Jan '95   $10,087                Jan '95       $10,032                Jan '95       $9,885
Feb       $10,490                Feb           $10,423                Feb          $10,259
Mar       $10,852                Mar           $10,731                Mar          $10,526
Apr       $11,157                Apr           $11,046                Apr          $10,781
May       $11,598                May           $11,488                May          $11,144
Jun       $11,868                Jun           $11,753                Jun          $11,384
Jul       $12,329                Jul           $12,143                Jul          $11,762
Aug       $12,464                Aug           $12,173                Aug          $11,834
Sep       $12,453                Sep           $12,687                Sep          $12,212

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments

GRIFFIN GROWTH & INCOME FUND

September 30, 1995

[PIE CHART APPEARS HERE]

Capital Goods               12%
Energy                       9%
Consumer Services           11%
Health Care                 10%
Financial Services          17%
Consumer/Non-Durable         9%
Technology                   5%
Utilities                   11%
Cash                         6%
Miscellaneous               10%

Investment Categories Reflect Percentages of Investments in Securities

                                                  Number of         Market
Name of Issuer                                     Shares          Value (a)
-----------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

Common Stocks (93.1%):
  Basic Industries (3.9%):
     Boise Cascade Corporation                       3,000         $  121,125
     Bowater Incorporated                            2,500            116,563
     Champion International                          3,600            193,950
     Grace (WR) & Company                           13,100            874,425
     Praxair Incorporated                            9,400            251,450
     Rayonier Incorporated                           1,600             62,600
                                                                   ----------
                                                                    1,620,113
                                                                   ----------

  Capital Goods (11.6%):
     Alcatel Alsthom ADR                             2,400             40,800
     Avnet Incorporated                              4,300            221,988
     Corning Incorporated                           17,000            486,625
     General Electric                                5,900            376,125
     ITT Corporation                                 5,200            644,800
     Lockheed Martin Corporation                    12,200            818,925
     Philips Electronics N.V.                       19,900            970,125
     Raytheon Company                                1,400            119,000
     Rockwell International                         10,100            477,225
     TRW Incorporated                                4,400            327,250
     Varity Corporation (b)                          7,200            320,400
                                                                   ----------
                                                                    4,803,263
                                                                   ----------

  Consumer/Durable (2.0%):
     Black & Decker                                  7,000            238,875
     Ford Motor Company                             19,300            600,713
                                                                   ----------
                                                                      839,588
                                                                   ----------

  Consumer/Non-Durable (8.6%):
     Archer-Daniels-Midland Company                 14,000            215,250
     Dial Corporation Arizona                       16,000            398,475
     Fruit of the Loom Incorporated (b)             13,400            276,375
     Liz Claiborne                                  18,100            457,025
     Loews Corporation                               2,500            363,750
     Philip Morris Companies Inc.                   11,800            985,300
     Polaroid Corporation                            4,500            178,875
     RJR Nabisco Holdings                           15,900            514,763
     Sherwin-Williams Company                        4,000            140,000
     V.F. Corporation                                  400             20,400
                                                                   ----------
                                                                    3,550,213
                                                                   ----------

  Consumer Services (10.9%):
     American Stores                                12,100            343,338
     Cox Communications CLA (b)                        268              5,427
     Dillard Department Stores                      12,300            392,063
     Eckerd Corp. (b)                                4,200            168,000
     Kroger Company                                 12,100            412,913
     Limited Inc.                                   22,300            423,700
     May Department Stores                           5,700            249,375
     Melville Corporation                           11,500            396,750
     Multimedia Inc.                                 2,800            121,800
     Price/Costco Inc. (b)                          11,200            191,800
     Rite Aid Corp.                                 14,800            414,400
     Sears Roebuck & Company                         5,900            217,563
     Tandy Corporation                               9,100            552,825
     Times Mirror Company CLA                        4,654            133,803
     Toys R Us                                      15,200            410,400
     Waban Incorporated (b)                          4,700             88,713
                                                                   ----------
                                                                    4,522,870
                                                                   ----------

  Energy (9.1%):
     Amerada Hess                                    3,400            165,325
     Dresser Industries Inc.                         8,800            210,100
     Exxon                                           9,600            693,600
     Horsham Corporation                            23,000            301,875
     Mapco Incorporated                              5,800            298,700
     Mobil Corporation                               2,500            249,063
     Oryx Energy Company                            28,700            373,100
     Repsol SA ADR                                  12,500            396,875
     Royal Dutch Petroleum ADR                       1,700            208,675
     Tosco Corporation                              11,000            379,500
     Union Texas Petro Holdings Inc.                 9,900            180,675
     YPF Sociedad ADR                               15,900            286,200
                                                                   ----------
                                                                    3,743,688
                                                                   ----------

  Financial Services (16.9%):
     Ace Limited ADR                                 7,000            240,625
     Allstate Corporation                            1,901             67,239
     American Express                               17,900            794,313
     American International Group                    2,850            242,250
     Bank of Boston                                 15,000            714,375
     BankAmerica Corporation                         6,900            413,138
     Chase Manhattan Corporation                    10,800            660,150
     Dean Witter Discover                           15,500            871,875
     First Chicago Corporation                      12,000            823,500
     Fleet Financial Group                           9,100            343,525

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1995

                                                  Number of         Market
Name of Issuer                                     Shares          Value (a)
------------------------------------------------------------------------------
     Mid Ocean Ltd. ADR                              3,500         $   120,750
     Morgan, J.P.                                    4,000             309,500
     Republic New York Corporation                   7,400             432,900
     Shawmut National                               10,800             363,150
     St. Paul Companies                              9,800             572,075
                                                                   -----------
                                                                     6,969,365
                                                                   -----------

  Health Care (9.9%):
     Allergan Inc.                                   7,100             236,963
     Baxter International Inc.                      10,900             448,263
     Bristol-Myers Squibb                            3,000             218,625
     Columbia/HCA Healthcare                         7,452             362,354
     Guidant Corp.                                   7,157             209,334
     Lilly (Eli) & Company                           4,049             363,936
     Pharmacia Aktiebol ADR                         10,300             308,035
     Schering-Plough                                 9,600             494,400
     Smithkline Beecham PLC ADR                      8,000             405,000
     Tenet Healthcare                               33,000             573,375
     Upjohn Company                                 11,000             490,875
                                                                   -----------
                                                                     4,111,160
                                                                   -----------

  Real Estate Investment Trusts (1.0%):
     Associated Estates Realty                       2,100              43,050
     Avalon Properties                               2,000              40,750
     Camden Property Trust                           2,100              46,463
     Home Properties of New York                     2,500              42,500
     Liberty Property Trust                          2,700              57,375
     Oasis Residential                               3,000              67,500
     Smith Charles E Residential                     1,200              27,750
     Storage USA                                     2,300              71,013
     Summit Properties                               1,600              30,200
                                                                   -----------
                                                                       426,601
                                                                   -----------

  Technology (5.1%):
     Apple Computer Inc.                             6,000             223,500
     Conner Peripherals (b)                         10,400             172,900
     Digital Equipment (b)                           4,800             219,000
     International Business Machines                 9,900             934,313
     Sun Microsystems Inc. (b)                       9,000             567,000
                                                                   -----------
                                                                     2,116,713
                                                                   -----------

  Transportation (3.4%):
     Burlington Northern Santa Fe                    2,200             159,500
     Canadian Pacific Limited ORD PAR               51,000             816,000
     Pittson Services                               15,300             413,100
                                                                   -----------
                                                                     1,388,600
                                                                   -----------

                                                  Shares or
                                                  Principal         Market
Name of Issuer                                     Amount          Value (a)
------------------------------------------------------------------------------
  Utilities (10.7%):
     AT & T Corporation                              7,700             506,275
     CMS Energy Corporation                         15,300             401,625
     GTE Corporation                                15,400             604,450
     Illinova Corporation Holding Co.               14,800             401,450
     MCI Communications                             26,000             677,625
     NYNEX Corp.                                     9,700             463,175
     Pacific Enterprises                            11,000             276,375
     Pinnacle West Capital                          15,100             396,375
     Public Service Company of New Mexico            8,600             140,825
     Unicom Corporation                             11,400             344,850
     Western Resources                               6,000             195,750
                                                                   -----------
                                                                     4,408,775
                                                                   -----------

Total Common Stocks (cost: $32,644,365)                             38,500,949
                                                                   -----------

Preferred Stocks (0.1%):
  Consumer Services (0.1%):
     Times Mirror Company SER B PFD                  1,646              39,710
                                                                   -----------

Total Preferred Stocks (cost: $32,893)                                  39,710
                                                                   -----------

Short-Term Securities (6.3%):
  Repurchase Agreement (6.3%):
     State Street Bank & Trust Co. Master
       Repurchase Agreement, 4.5%, 10/2/95,
       102% Collateralized by U.S. Government
       Securities                                 $2,606,000         2,606,000
                                                                   -----------

Total Short-Term Securities (cost: $2,606,000)                       2,606,000
                                                                   -----------

Total Investments in Securities
  (cost: $35,283,258)(c) (99.5%)                                    41,146,659

Other Assets Less Liabilities (0.5%)                                   223,679
Net Assets (100%)                                                  $41,370,338
                                                                   ===========

-----------------------------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b)  Currently non-income producing.
(c) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

     Gross unrealized appreciation           $6,170,042
     Gross unrealized depreciation             (306,641)
                                             ----------
     Net unrealized appreciation             $5,863,401
                                             ==========

                                 See accompanying notes to financial statements.

MANAGEMENT DISCUSSION

                              GRIFFIN GROWTH FUND
                    Portfolio Manager: Jonathan M. Greene,
                        T. Rowe Price Associates, Inc.

What were the significant market factors that affected performance?

For most of the third quarter of 1995 (the fund commenced operations on June 12, 1995), small and middle capitalization stocks generally outperformed larger capitalization stocks. Growth stocks were in favor during the quarter, and generally outperformed other types of investments as increases in quarterly earnings fueled investors' desire for fast growing companies.

What strategies and techniques were implemented since the Fund commenced operations?

The Fund began operations on June 12th and the cash was quickly put to work in a broadly diversified portfolio (over two hundred companies). We generally avoid making "big bets" on individual companies. A "big bet" would be investing on the order of 3% to 5% of the Fund's assets in a single company. Given our fondness for diversification, we prefer holdings on the order of 1% in a single company at the time of purchase. We also remained essentially "fully invested," with minimal cash positions, since we don't believe that timing the market is a worthwhile endeavor.

What themes can be seen in the current portfolio (industry weightings) and why?

The most dominant theme in terms of industry weighting is the portfolio's technology exposure. The portfolio has about 10% more in technology issues than the Fund's benchmark, the Standard & Poors Mid Cap 400 Index (28% versus about 18% for the index). However, given our opinion that technology stocks have already had very good performance for the year, we elected to maintain a relatively conservative technology posture versus other middle capitalization growth funds, many of which have a 35% to 40% technology exposure.

What individual security holdings changed since the Fund commenced operations?

The portfolio was initially invested in a broad array of middle capitalization growth stocks. Subsequent cash inflows (net subscriptions) have been invested gradually in the company stocks already in the portfolio, as well as diversifying into new names. There was only one sale from the portfolio, which amounted to only a minor adjustment to our stock allocations.

What is the strategy for the next six to twelve months?

We plan to continue to run the portfolio as structured. We will maintain the broad diversification and relatively conservative commitment to technology issues. This approach falls between the benchmark S&P Mid Cap 400 and a more typical mid cap growth fund. We don't believe that the market will continue without a correction of some sort, and such a correction could be particularly violent in the technology sector. Growth stocks in general and smaller capitalization issues tend to be more volatile than the overall market. Thus, in a broad market downturn this portfolio could experience significant negative volatility. Nevertheless, going forward, we also will continue to maintain a "fully invested" posture (less than 5% cash reserves) because we believe that trying to time the market would be a mistake.

                              GRIFFIN GROWTH FUND

The two charts below show the performance of both classes of shares of the Griffin Growth Fund compared with the Standard and Poor's MidCap 400 Index and the Lipper Mid-Cap Equity Fund Average. If you had invested $10,000 in Class A shares of the Griffin Growth Fund when the Fund commenced operations on June 12, 1995, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1995. If you had invested $10,000 in Class B shares of the Fund when they were first offered on June 12, 1995, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1995. The Standard and Poor's MidCap 400 Index is an unmanaged index of 400 publicly traded, middle capitalization stocks. The Lipper Mid-Cap Equity Fund Average is based on a universe of mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to that of the Griffin Growth Fund. It is important to keep in mind that fund performance reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum contingent deferred sales charge (CDSC) of 5% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)
One year ................................ N/A
Since Inception ......................... 11.37%

VALUE OF $10,000 INVESTED

Griffin Growth Fund               S&P MidCap 400 Index               Lipper Mid-Cap Equity Average
             Dollar                             Dollar                                   Dollar
Months        Value               Months         Value                     Months         Value
------      -------               ------       -------                     ------       -------
Initial      $9,550               Initial      $10,000                    Initial       $10,000
Jun          $9,827               Jun          $10,265                    Jul           $10,777
Jul         $10,524               Jul          $10,800                    Aug           $10,918
Aug         $10,715               Aug          $11,000                    Sep           $11,261
Sep         $11,137               Sep          $11,266

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 5% CDSC)
One year ............................... N/A
Since Inception ........................ 11.50%

VALUE OF $10,000 INVESTED

Griffin Growth Fund               S&P MidCap 400 Index               Lipper Mid-Cap Equity Average
             Dollar                             Dollar                                   Dollar
Months        Value               Months         Value                     Months         Value
------      -------               ------       -------                     ------       -------
Initial     $10,000               Initial      $10,000                     Initial      $10,000
Jun         $10,270               Jun          $10,265                     Jul          $10,777
Jul         $11,020               Jul          $10,800                     Aug          $10,918
Aug         $11,220               Aug          $11,000                     Sep          $11,261
Sep         $11,150               Sep          $11,266

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments

GRIFFIN GROWTH FUND

September 30, 1995

[PIE CHART APPEARS HERE]

Media & Communications         7%
Computer Software              5%
Capital Equipment              5%
Communications Equipment       5%
Consumer Cyclicals             5%
Electronics                    6%
Financial Services            13%
Health Care                   11%
Business Services              7%
Resources                      6%
Retailing                      7%
Technology                     6%
Cash                           8%
Other                          9%

Investment Categories Reflect Percentages of Investments in Securities

                                              Number of              Market
Name of Issuer                                 Shares               Value (a)
--------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)
Common Stocks (94.8%):
  Business Services (7.2%):
    American List Corp.                       200                   $5,725
    CUC International                         800                   27,900
    Equifax Inc.                              500                   20,938
    First Financial Management                400                   39,050
    H & R Block                               200                    7,600
    Kelly Services CL A                       400                   10,700
    Manpower (b)                              400                   11,600
    Heritage Media Corp. CL A(b)              200                    6,025
    Medaphis (b)                              800                   22,000
    Mutual Risk Management LTD                700                   27,650
    Paychex Inc.                              800                   37,000
    Reuters Holdings ADR B                    700                   37,013
    Robert Half International Inc. (b)        400                   13,650
    Sanifill Inc. (b)                         200                    6,550
    SEI Corp.                                 100                    2,050
    Service Corp International                500                   19,563
    Sylvan Learnings Systems (b)              200                    6,350
    United American Healthcare (b)            300                    3,338
    Western Waste Industries (b)              400                    8,000
                                                                   -------
                                                                   312,702
                                                                   -------

  Capital Equipment (5.0%):
    Agco Corp.                                400                   18,200
    Alco Standard Corp.                       500                   42,375
    Alamo Group Inc.                          700                   12,600
    American Power Conversion (b)             200                    2,450
    Anixter International Inc. (b)            400                   16,550
    Briggs and Stratton                       400                   16,100
    Cascade Corp.                             300                    4,575
    Commercial Metals Co.                     300                    8,100
    Danaher Corp.                             300                    9,825
    Danka Business Systems Inc. ADR           200                    7,200
    Greenfield Industries Inc.                300                    9,225
    Kennametal Inc.                           400                   14,500
    Littlefuse Inc. (b)                       300                    9,750
    Parker Hannifin                           500                   19,000
    Teleflex Inc.                             400                   16,200
    Trimas Corporation                        200                    4,150
    Watts Industries CL A                     200                    4,975
                                                                   -------
                                                                   215,775
                                                                   -------

  Communications Equipment (5.3%):
    Andrew Corp. (b)                          500                   30,563
    Aspect Telecommunications Corp. (b)       800                   21,600
    Cidco Inc. (b)                            100                    3,525
    Coherent Communications Systems Corp. (b) 300                    8,250
    DSC Communications (b)                    400                   23,700
    Ericsson L.M. Telephone Co. ADR (b)     1,700                   41,650
    General Instrument Corp. (b)              600                   18,000
    Glenayre Technologies Inc. (b)            250                   18,000
    Stratacom Inc.                            300                   16,575
    Tellabs Inc. (b)                          300                   12,638
    US Robotics Corp. (b)                     400                   34,100
                                                                   -------
                                                                   228,601
                                                                   -------
  Computer Communications (3.1%)
    Ascend Communications Inc. (b)            100                    8,000
    Bay Networks Inc. (b)                     400                   21,350
    Cabletron Systems Inc. (b)                400                   26,350
    Cascade Communications (b)                200                    9,850
    Cisco Systems Inc. (b)                    500                   34,500
    Network General Corp. (b)                 400                   16,500
    3Com Corp. (b)                            400                   18,200
                                                                   -------
                                                                   134,750
                                                                   -------
  Computer Services (1.3%):
    America Online Inc. (b)                   300                   20,625
    Cerner Corp. (b)                          200                    6,850
    Control Data Systems Inc. (b)             300                    3,638
    GTech Holdings (b)                        200                    6,025
    HBO & Co.                                 300                   18,750
                                                                    ------
                                                                    55,888
                                                                    ------

  Computer Software (5.3%):
    Acclaim Entertainment (b)                 100                    2,563
    Adobe Systems Inc.                        500                   25,875
    BMC Software Inc. (b)                     400                   18,400
    Broderbund Software Inc. (b)              300                   22,838
    Eletronic Arts Inc. (b)                   100                    3,675
    FTP Software Inc. (b)                     200                    5,550
    Informix Corp. (b)                        300                    9,750
    Intuit (b)                                200                    9,400
    Macromedia (b)                            300                   17,138
    Minnesota Educational Computers (b)       400                   10,800
    Netmanaged Inc. (b)                       300                    7,125
    Oracle Corp. (b)                          800                   30,700
    Parametric Technology (b)                 100                    6,150
    People Soft Inc. (b)                      100                    9,088
    Sierra On-Line (b)                        300                   11,775
    Sybase Inc. (b)                           700                   22,488
    Symantec Corp. (b)                        400                   12,000

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1995

                                                  Number of         Market
Name of Issuer                                     Shares          Value (a)
-----------------------------------------------------------------------------
     Synopsys Inc. (b)                                 200          $  6,150
                                                                    --------
                                                                     231,465
                                                                    --------

  Consumer Cyclicals (5.2%):
     Bed Bath & Beyond (b)                             600            18,300
     Clayton Homes Inc.                                200             4,750
     Harley-Davidson Inc.                              400             9,750
     Harman International Industries                   410            20,090
     Lafarge Corp.                                     500             9,188
     Lennar Corp.                                      200             4,350
     Lilly Industries CL A                             600             7,575
     National Health Investors                         500            15,125
     Oakwood Homes Corp.                               800            28,200
     Rouse                                           1,000            21,875
     Security Capital Pacific Trust                    700            13,300
     Shaw Industries Inc.                              500             7,375
     Sherwin-Williams Co. (b)                          400            14,000
     Sturm Ruger & Co. Inc.                            300             9,375
     Superior Industries International                 300             8,063
     USG Corporation (b)                               500            14,000
     Wabash National Corp.                             400            14,150
     Williams Sonoma Inc. (b)                          200             4,150
                                                                    --------
                                                                     223,616
                                                                    --------

  Consumer/Non-Durable (3.1%):
     Callaway Golf Co.                                 700            10,850
     Coors Adolph Co. CL B                             100             1,813
     Goodmark Foods                                    500             9,250
     Hormel Food Corp.                                 500            13,188
     Kellwood Co.                                      400             8,250
     Lancaster Colony                                  365            12,410
     Mattel Inc.                                       500            14,688
     Mondavi Robert Corp. (b)                          200             5,100
     Nautica Enterprises (b)                           250             8,563
     Promus Hotel Corp. (b)                            100             2,275
     Ultratech Stepper Inc. (b)                        200             8,450
     Unifi Inc.                                        400             9,800
     Unitog Co.                                        300             7,125
     Westwood One Inc. (b)                             300             5,325
     Wolverine World Wide                              600            16,425
                                                                    --------
                                                                     133,512
                                                                    --------

  Electronics (5.9%):
     Atmel Corporation (b)                             400            13,500
     Integrated Device Technology (b)                1,000            25,000
     International Rectifier Corp. (b)                 300            12,075
     Linear Technology Corp.                         1,100            45,650
     LSI Logic Corp. (b)                               400            23,100
     Maxim Integrated Products (b)                     700            51,800
     Microchip Technology (b)                          400            15,150
     Molex Incorporated Class A                        625            20,938
     Vishay Intertechnology (b)                        600            25,200
     Xilinx Inc. (b)                                   500            24,063
                                                                    --------
                                                                     256,476
                                                                    --------

  Financial Services (13.4%):
     Advanta Corp CL B                                 200             8,500
     Ambac Inc.                                        400            17,600
     Bank of New York Co. Inc.                         700            32,550
     Bank South Corp.                                  300             8,438
     Baybanks Inc.                                     300            22,763
     City National Inc.                                700             9,275
     Crestar Financial Corp.                           300            16,763
     Equitable of Iowa Companies                       500            18,500
     Finova Group Inc.                                 500            22,250
     First AMR Corp-Tenn                               600            25,875
     First Bank Systems                                700            33,688
     First USA Inc.                                    300            16,275
     Foothill Group Inc. CL A (b)                      500            14,938
     Franklin Resources Inc.                           400            23,050
     Green Tree Financial Corp.                        700            42,700
     HFS Inc. (b)                                       00            36,663
     J S B Financial Inc.                              200             6,275
     Mercury Finance Co.                             1,200            29,250
     MGIC Investment Corporation                       600            34,350
     Midlantic Corporation Inc.                        200            10,850
     North American Mortgage Co.                       600            15,600
     Progressive Corporation                           500            22,375
     Quick & Reilly Group                              300            13,763
     Raymond James Financial Inc.                      100             2,175
     Roosevelt Financial Group Inc.                    200             3,525
     Charles Schwab Corporation                      1,600            44,800
     State Street Boston Corporation                   400            16,000
     United Asset Management Corporation               200             8,025
     Zurich Reinsurance Centre Holdings (b)            600            17,850
                                                                    --------
                                                                     574,666
                                                                    --------

  Health Care (11.1%):
     Amgen (b)                                       1,100            54,840
     Amsco International (b)                           600            11,925
     Amway Asia Pacific LTD.                           400            14,950
     Biogen Inc. (b)                                   600            36,000
     Cardinal Health Inc.                              700            38,763
     Cordis Corp. (b)                                  400            33,900
     Forest Laboratories Inc. (b)                      300            13,350
     Health Management Association CL A (b)            500            16,063
     Healthcare & Retirement Corp. (b)                 700            22,488
     Horizons/CMS Healthcare (b)                       500            11,375
     Humana Inc. (b)                                   600            12,075
     Medtronic Inc.                                    400            21,500
     Mid Atlantic Medical Services Inc. (b)            600            11,775
     Mylan Laboratories Inc.                           600            12,000
     Omnicare Inc.                                     400            15,600
     Ornda Healthcorp (b)                              100             2,125
     Owens & Minor Inc.                                100             1,288
     Oxford Health Plans Inc. (b)                      200            14,550
     Roberts Pharmaceutical (b)                        200             4,700
     Summit Technology (b)                             100             4,575
     Sybron International Corp. (b)                    400            16,100

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1995

                                              Number of               Market
Name of Issuer                                  Shares               Value (a)
-------------------------------------------------------------------------------
    United HealthCare Corp.                      900                  $43,988
    Universal Health Services CL A               200                    6,850
    U S Healthcare Inc.                          500                   17,688
    Value Health Inc. (b)                        100                    2,650
    Vencor Inc. (b)                            1,100                   35,200
                                                                      -------
                                                                      476,318
                                                                      -------
  Media & Communications (6.8%):
    Belo (A.H.) Corp.                            400                   13,750
    Carmike Cinemas CL A (b)                   1,100                   24,200
    Catalina Marketing (b)                       300                   18,600
    Cellular Communications of Puerto Rico (b)   300                    9,150
    Centennial Cellular Corp. CL A(b)            200                    3,900
    Central Newspapers Inc.                      100                    3,050
    Clear Channel Communications Inc.(b)         500                   37,875
    Comcast Corp. CL A                         1,100                   22,000
    Frontier Corp.                               600                   15,975
    Gaylord Entertainment                        400                   10,850
    LCI International Inc. (b)                   500                   19,625
    Paging Network Inc.                          400                   19,200
    Reynolds & Reynolds                          400                   13,750
    TCA Cable TV Inc.                            300                    8,625
    US Cellular Corp. (b)                        100                    3,650
    Viacom Inc - CL B                            800                   39,800
    Vodafone Group ADR                           700                   28,700
                                                                      -------
                                                                      292,700
                                                                      -------

  Resources (6.3%):
    Airgas Inc. (b)                            1,000                   26,625
    Apache Corp.                                 600                   15,750
    B J Services Co.                             600                   15,150
    Crompton & Knowles Corp.                     300                    4,463
    Devon Energy Corporation                     400                    8,750
    Great Lakes Chemical                         200                   13,525
    Louisiana Pacific Corp.                      300                    7,238
    Magma Copper (b)                             600                   11,250
    Noble Affiliates                             700                   18,463
    Pioneer Group Inc.                           100                    2,738
    Pride Petroleum Services Inc. (b)            800                    8,000
    Sealed Air (b)                               300                   16,538
    Schulman A Inc.                              500                   12,500
    Smith International                          700                   12,163
    Sonat Inc.                                   600                   19,200
    Tosco Corp.                                  300                   10,350
    Triton Energy Corp. (b)                      100                    4,838
    United Meridian Corp. (b)                    600                   10,275
    Wellman Inc.                                 300                    7,350
    Willamette Industries                        500                   33,375
    Worthington Industries Inc.                  700                   12,863
                                                                      -------
                                                                      271,404
                                                                      -------
  Retailing (7.4%):
    Apple South Inc.                             200                    4,550
    Applebees International Inc.                 200                    5,450
    Autozone Inc. (b)                            400                   10,200
    Brinker International Inc. (b)               400                    5,950
    Circuit City Stores Inc.                     500                   15,813
    Dollar General Corp.                       1,200                   35,250
    Fingerhut Companies Inc.                     200                    3,225
    General Nutrition Companies Inc. (b)         300                   13,500
    Harrah's Entertainment Inc. (b)              200                    5,850
    Heilig Meyers Inc.                           300                    6,975
    La Quinta Inns Inc.                          500                   14,000
    Lands' End Inc. (b)                          800                   12,600
    Lowes Companies Inc.                         400                   12,000
    Marcus, Inc.                                 300                   10,613
    Michael's Stores Inc. (b)                    500                    8,125
    Mirage Resorts (b)                           500                   16,438
    Office Depot Inc. (b)                      1,000                   30,125
    Outback Steakhouse Inc. (b)                  500                   15,375
    Pep Boys-Manny, Moe & Jack                   400                   10,850
    Safeway Inc. (b)                             400                   16,700
    Sbarro Inc.                                  600                   13,800
    Starbucks Corp. (b)                          200                    7,575
    The Men's Wearhouse Inc. (b)                 200                    7,200
    Viking Office Products (b)                   600                   25,050
    Zale Corp. (b)                               900                   12,488
                                                                      -------
                                                                      319,702
                                                                      -------

  Technology (6.1%):
    Applied Materials Inc. (b)                   200                   20,450
    Ceridian Corporation (b)                     700                   31,063
    Cognex Corp. (b)                             100                    4,825
    Compaq Computer Corp. (b)                    600                   29,025
    EMC Corp.-Mass                               600                   10,875
    KLA Instruments (b)                          100                    8,025
    Lam Research Corp. (b)                       400                   23,800
    Seagate Technology (b)                       600                   25,275
    Sensormatic Electronics                      500                   11,500
    Silicon Graphics (b)                         600                   20,625
    Sun Microsystems Inc. (b)                    400                   25,200
    Symbol Technology (b)                        400                   13,250
    Tektronix Inc.                               400                   23,600
    Thermo Electron Corporation (b)              400                   18,550
                                                                      -------
                                                                      266,063
                                                                      -------

  Transportation (2.5%):
    Air Express International                    400                   10,100
    American Freightways (b)                     100                    1,500
    Atlantic Southeast Airlines                  400                    9,350
    Carnival                                     800                   19,200
    Comair Holdings Inc.                         500                   13,250
    Fritz Co. Inc.(b)                            100                    7,369
    Kansas City Southern Industries Inc.         400                   18,200
    M S Carrier Inc. (b)                         400                    6,400
    Werner Enterprises Inc.                      500                   10,375
    Wisconsin Central Transportation (b)         200                   13,350
                                                                      -------
                                                                      109,094
                                                                      -------

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1995

                                                  Shares or
                                                  Principal         Market
Name of Issuer                                     Amount          Value (a)
-----------------------------------------------------------------------------
Total Common Stocks
  (cost: $3,748,109)                                               $4,102,732
                                                                   ----------

Rights (0.0%):
  Telecommunication (0.0%):
     L.M. Ericsson Telephone Rights (b)              1,700              1,944
                                                                   ----------

Total Rights (cost: $0)                                                 1,944
                                                                   ----------

Short-Term Securities (8.2%):
  Repurchase Agreement (8.2%)
     State Street Bank & Trust Co.
       Master Repurchase Agreement, 4.5%,
       10/2/95, 102% Collateralized by U.S.
       Government Securities                      $354,000            354,000

Total Short-Term Securities
  (cost: $354,000)                                                    354,000
                                                                   ----------

Total Investments in Securities
  (cost: $4,102,109)(c) (103.0%)                                    4,458,676

Other Assets Less Liabilities (-3.0%)                                (122,946)
                                                                   ----------
Net Assets (100%)                                                  $4,335,730
                                                                   ==========

--------------------------------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b)  Currently non-income producing.
(c) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

     Gross unrealized appreciation       $410,730
     Gross unrealized depreciation        (54,183)
                                         --------
     Net unrealized appreciation         $356,567
                                         ========

                                 See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1995

                                                                Money              Tax-Free           Short-Term
                                                                Market              Money                Bond
ASSETS                                                           Fund            Market Fund             Fund
                                                             -----------         -----------          -----------
Investments:
  In securities, at market value* (note 1).................  $79,920,025          $8,606,941          $3,451,124
Cash.......................................................          283              36,206                 307
Receivables:
  Dividends and Interest...................................      427,870              64,842              67,547
  Fund shares old..........................................      190,947               3,013              86,752
  Investment securities sold...............................            0             200,000              24,384
  Other receivables........................................            0                   0                   0
Organization expenses, net of amortization (note 1)........       52,220              52,220              24,129
                                                             -----------          ----------          ----------
    Total assets...........................................   80,591,345           8,963,222           3,654,243
                                                             -----------          ----------          ----------
LIABILITIES
Distributions to shareholders..............................      349,494              23,459              15,418
Fund shares redeemed.......................................      192,473               2,258              19,129
Payable for securities purchased...........................            0             260,758                   0
Payable for organizational expenses........................       52,220              52,220              24,129
Other accrued expenses.....................................       33,155               3,193                   9
                                                             -----------          ----------          ----------
    Total liabilities......................................      627,342             341,888              58,685
                                                             -----------          ----------          ----------
    NET ASSETS.............................................  $79,964,003          $8,621,334          $3,595,558
                                                             ===========          ==========          ==========
Net assets consist of:
  Capital stock, Class A or single class...................       79,956               8,627                 357
  Capital stock, Class B...................................          N/A                 N/A                   1
  Additional paid in capital, Class A or single class......   79,876,185           8,617,501           3,570,925
  Additional paid in capital, Class B......................          N/A                 N/A              13,160
  Undistributed net investment income......................            0                   0                   0
  Undistributed net realized gain (loss) on investments
   and future contracts....................................        7,862              (4,794)               (136)
  Net unrealized appreciation (depreciation) of
   investments and futures contracts.......................            0                   0              11,251
                                                             -----------          ----------          ----------
    NET ASSETS.............................................  $79,964,003          $8,621,334          $3,595,558
                                                             ===========          ==========          ==========
Computation of net asset value and offering price (note 4):
  Net assets, Class A or single class......................  $79,964,003          $8,621,334          $3,582,366
  Shares outstanding, Class A or single class..............   79,956,473           8,626,128             356,327
  Net asset value, Class A or single class.................        $1.00               $1.00              $10.05
  Maximum offering price, Class A or single class..........        $1.00               $1.00              $10.41
  Net assets, Class B......................................          N/A                 N/A             $13,192
  Shares outstanding, Class B..............................          N/A                 N/A               1,313
  Net asset value and offering price, Class B..............          N/A                 N/A              $10.05

* Investments in securities at identified cost.............  $79,920,025          $8,606,941          $3,439,873

                                 See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1995


ASSETS

                                                                U.S.                                 Municipal
                                                             Government               Bond              Bond
                                                             Income Fund              Fund              Fund
                                                             -----------          -----------        ----------
Investments:
  In securities, at market value* (note 1).................  $30,655,940          $12,182,506        $5,425,894
Cash.......................................................        2,770                   17            87,092
Receivables:
  Dividends and Interest...................................      333,877              158,810            71,605
  Fund shares sold.........................................       87,104               69,983             5,037
  Investment securities sold...............................            0            2,330,558                 0
  Other receivables........................................          229                    0             2,812
Organization expenses, net of amortization (note 1)........       52,220               52,220            52,220
                                                             -----------          -----------        ----------
    Total assets...........................................   31,132,140           14,794,094         5,644,660
                                                             -----------          -----------        ----------
LIABILITIES
Distributions to shareholders..............................      160,923               59,403            22,662
Fund shares redeemed.......................................       38,182               19,832                55
Payable for securities purchased...........................            0            2,486,854                 0
Payable for organizational expenses........................       52,220               52,220            52,220
Other accrued expenses.....................................        9,244                4,125             1,594
                                                             -----------          -----------        ----------
  Total liabilities........................................      260,569            2,622,434            76,531
                                                             -----------          -----------        ----------
  NET ASSETS...............................................  $30,871,571          $12,171,660        $5,568,129
                                                             ===========          ===========        ==========
Net assets consist of:
  Capital stock, Class A or single class...................        3,173                1,338               614
  Capital stock, Class B...................................          169                   17                 6
  Additional paid in capital, Class A or single class......   29,001,354           11,944,620         5,521,717
  Additional paid in capital, Class B......................    1,548,635              148,765            54,691
  Undistributed net investment income......................        6,286                1,644               568
  Undistributed net realized gain (loss) on investments
   and future contracts....................................       90,988              (65,626)         (107,116)
  Net unrealized appreciation (depreciation) of
   investments and futures contracts.......................      220,966              140,902            97,649
                                                             -----------          -----------        ----------
    NET ASSETS.............................................  $30,871,571          $12,171,660        $5,568,129
                                                             ===========          ===========        ==========
Computation of net asset value and offering price (note 4):
  Net assets, Class A or single class......................  $29,307,963          $12,021,529         $5,512,067
  Shares outstanding, Class A or single class..............    3,171,919            1,337,451            614,143
  Net asset value, Class A or single class.................        $9.24                $8.99              $8.98
  Maximum offering price, Class A or single class..........        $9.68                $9.41              $9.40
  Net assets, Class B......................................  $ 1,563,608             $150,131            $56,062
  Shares outstanding, Class B..............................      169,102               16,176              6,245
  Net asset value and offering price, Class B..............        $9.25                $8.98              $8.98

* Investments in securities at identified cost.............  $30,434,974          $12,041,604         $5,325,870

ASSETS

                                                              California            Growth &
                                                               Tax-Free              Income             Growth
                                                                 Fund                 Fund               Fund
                                                             -----------          -----------         ----------
Investments:
  In securities, at market value* (note 1).................  $19,861,636          $41,146,659         $4,458,676
Cash.......................................................       28,164                  673                643
Receivables:
  Dividends and Interest...................................      316,534               88,522              1,563
  Fund shares sold.........................................      139,926              255,823             77,666
  Investment securities sold...............................            0              255,224                  0
  Other receivables........................................        2,812                    0                 40
Organization expenses, net of amortization (note 1)........       52,220               52,220             24,129
                                                             -----------          -----------         ----------
    Total assets...........................................   20,401,292           41,799,121          4,562,717
                                                             -----------          -----------         ----------
LIABILITIES
Distributions to shareholders..............................       83,321                    0                  0
Fund shares redeemed.......................................        2,152              123,736             51,564
Payable for securities purchased...........................            0              234,245            151,294
Payable for organizational expenses........................       52,220               52,220             24,129
Other accrued expenses.....................................        6,117               18,582                  0
                                                             -----------          -----------         ----------
    Total liabilities......................................      143,810              428,783            226,987
                                                             -----------          -----------         ----------
    NET ASSETS.............................................  $20,257,482          $41,370,338         $4,335,730
                                                             ===========          ===========         ==========
Net assets consist of:
  Capital stock, Class A or single class...................        2,436                2,693                359
  Capital stock, Class B...................................          122                  202                 13
  Additional paid in capital, Class A or single class......   19,427,781           31,962,416          3,827,762
  Additional paid in capital, Class B......................      954,684            2,652,451            141,824
  Undistributed net investment income......................        4,662                7,809              9,708
  Undistributed net realized gain (loss) on investments
   and future contracts....................................     (520,880)             881,366               (503)
  Net unrealized appreciation (depreciation) of
   investments and futures contracts.......................      388,677            5,863,401            356,567
                                                             -----------          -----------         ----------
    NET ASSETS.............................................  $20,257,482          $41,370,338         $4,335,730
                                                             ===========          ===========         ==========
Computation of net asset value and offering price (note 4):
  Net assets, Class A or single class......................  $19,291,900          $38,483,312         $4,186,502
  Shares outstanding, Class A or single class..............    2,436,233            2,691,747            359,063
  Net asset value, Class A or single class.................        $7.92               $14.30             $11.66
  Maximum offering price, Class A or single class..........        $8.29               $14.97             $12.21
  Net assets, Class B......................................     $965,582          $ 2,887,026           $149,228
  Shares outstanding, Class B..............................      121,916              202,018             12,806
  Net asset value and offering price, Class B..............        $7.92               $14.29             $11.65

* Investments in securities at identified cost.............  $19,471,271          $35,283,258         $4,102,109

                                 See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the year ended September 30, 1995 (except as indicated)


                                                                             Money         Tax-Free      Short-Term
                                                                             Market          Money          Bond
                                                                             Fund         Market Fund       Fund*
                                                                           ==========     ===========    ===========
Investment income:
   Interest............................................................    $3,840,881        $355,855        $41,698
   Dividends (net of foreign withholding taxes of $8,868
    and $37 for the Growth & Income Fund and Growth Fund,
    respectively)......................................................             0               0              0
                                                                           ----------     -----------    -----------

       Total Income....................................................     3,840,881         355,855         41,698
                                                                           ----------     -----------    -----------

Expenses:
   Advisory fees (note 2)..............................................       329,306          46,869          3,479
   Administration and accounting fees (note 2).........................       131,722          18,748          1,392
   Distribution fees (note 2)..........................................       131,722          18,748          1,754
   Amortization of organization expenses...............................        17,108          17,108          1,554
   Legal and audit fees................................................        86,993          42,348          6,103
   Registration fees...................................................        13,494           3,236          1,120
   Directors' fees.....................................................         8,766           8,766            833
   Shareholder reports.................................................        31,495           1,810            934
   Insurance expense...................................................        19,466           3,503              0
   Custodian fees......................................................        11,278           4,166            713
   Printing and postage................................................        70,440          12,697          1,629
                                                                           ----------     -----------    -----------

       Total expenses..................................................       851,790         177,999         19,511

Less:
   Waived fees (note 2)................................................      (383,186)        (52,069)        (6,625)
   Reimbursement from administrator (note 2)...........................      (190,837)        (84,781)       (12,879)
   Expense reductions (note 5).........................................          (852)         (2,354)            (7)
                                                                           ----------     -----------    -----------

       Net expenses....................................................       276,915          38,795              0
                                                                           ----------     -----------    -----------

       Net investment income...........................................     3,563,966         317,060         41,698
                                                                           ----------     -----------    -----------

Realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on sale of investments.....................         7,862          (4,765)          (136)
   Net realized loss on sale of futures contracts......................             0               0              0
   Net change in unrealized appreciation of investments................             0               0         11,251
   Net change in unrealized depreciation of futures contracts..........             0               0              0
                                                                           ----------     -----------    -----------

       Net realized and unrealized gain (loss) on investments..........         7,862          (4,765)        11,115
                                                                           ----------     -----------    -----------

       Net increase in net assets resulting from operations............    $3,571,828        $312,295        $52,813
                                                                           ==========     ===========    ===========

*Since commencement of operations on June 12, 1995.

                                 See accompanying notes to financial statements.

                                                                                U.S.                                    Municipal
                                                                             Government             Bond                   Bond
                                                                            Income Fund             Fund                   Fund
                                                                            ===========          =========             ===========

Investment income:
   Interest............................................................     $1,689,160            $598,445              $225,171
   Dividends (net of foreign withholding taxes of $8,868
    and $37 for the Growth & Income Fund and Growth Fund,
    respectively)......................................................              0                   0                     0
                                                                            ----------          ----------              --------

       Total Income....................................................      1,689,160             598,445               225,171
                                                                            ----------          ----------              --------

Expenses:
   Advisory fees (note 2)..............................................        118,300              43,325                20,156
   Administration and accounting fees (note 2).........................         47,320              17,330                 8,062
   Distribution fees (note 2)..........................................         61,389              21,938                10,128
   Amortization of organization expenses...............................         17,108              17,108                17,108
   Legal and audit fees................................................         56,344              47,940                44,558
   Registration fees...................................................         13,029               7,577                 7,237
   Directors' fees.....................................................          8,766               8,766                 8,766
   Shareholder reports.................................................         10,906               4,428                   982
   Insurance expense...................................................          6,386               2,547                   915
   Custodian fees......................................................         13,399               3,757                 3,588
   Printing and postage................................................         37,595              16,630                12,061
                                                                            ----------          ----------              --------
       Total expenses..................................................        390,542             191,346               133,561

Less:
   Waived fees (note 2)................................................       (193,308)            (70,997)              (28,799)
   Reimbursement from administrator (note 2)...........................       (144,944)           (101,890)              (88,657)
   Expense reductions (note 5).........................................         (1,365)               (328)               (3,450)
                                                                            ----------          ----------              --------

       Net expenses....................................................         50,925              18,131                12,655
                                                                            ----------          ----------              --------

       Net investment income...........................................      1,638,235             580,314               212,516
                                                                            ----------          ----------              --------
Realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on sale of investments.....................         90,910             (36,089)               (1,240)
   Net realized loss on sale of futures contracts......................              0                   0                     0
   Net change in unrealized appreciation of investments................      1,217,932             567,176               183,698
   Net change in unrealized depreciation of futures contracts..........              0                   0                (2,375)
                                                                            ----------          ----------              --------

       Net realized and unrealized gain (loss) on investments..........      1,308,842             531,087               180,083
                                                                            ----------          ----------              --------

       Net increase in net assets resulting from operations............     $2,947,077          $1,111,401              $392,599
                                                                            ==========          ==========              ========
                                                                            California           Growth &
                                                                             Tax-Free             Income                 Growth
                                                                               Fund                Fund                  Fund*
                                                                            ==========          ==========             =========
Investment income:
   Interest............................................................     $  933,737          $   96,329              $  4,751
   Dividends (net of foreign withholding taxes of $8,868
    and $37 for the Growth & Income Fund and Growth Fund,
    respectively)......................................................              0             549,275                 4,957
                                                                            ----------          ----------              --------

       Total Income....................................................        933,737             645,604                 9,708
                                                                            ----------          ----------              --------

Expenses:
   Advisory fees (note 2)..............................................         82,385             141,488                 4,793
   Administration and accounting fees (note 2).........................         32,954              47,163                 1,598
   Distribution fees (note 2)..........................................         43,027              64,574                 2,135
   Amortization of organization expenses...............................         17,108              17,108                 1,554
   Legal and audit fees................................................         51,335              63,458                 6,401
   Registration fees...................................................          2,104              14,725                 1,241
   Directors' fees.....................................................          8,766               8,766                   833
   Shareholder reports.................................................          6,505              24,478                 1,203
   Insurance expense...................................................          4,569               4,946                     0
   Custodian fees......................................................          2,978              17,362                 6,714
   Printing and postage................................................         23,844              30,989                 1,728
                                                                            ----------          ----------              --------
       Total expenses..................................................        275,575             435,057                28,200

Less:
   Waived fees (note 2)................................................       (117,999)           (181,042)               (8,526)
   Reimbursement from administrator (note 2)...........................       (102,916)           (147,855)              (19,668)
   Expense reductions (note 5).........................................         (2,728)                (45)                   (6)
                                                                            ----------          ----------              --------
       Net expenses....................................................         51,932             106,115                     0
                                                                            ----------          ----------              --------
       Net investment income...........................................        881,805             539,489                 9,708
                                                                            ----------          ----------              --------

Realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on sale of investments.....................        (37,256)            905,872                  (503)
   Net realized loss on sale of futures contracts......................        (15,101)                  0                     0
   Net change in unrealized appreciation of investments................        747,931           5,835,264               356,567
   Net change in unrealized depreciation of futures contracts..........         (1,688)                  0                     0
                                                                            ----------          ----------              --------

       Net realized and unrealized gain (loss) on investments..........        693,886           6,741,136               356,064
                                                                            ----------          ----------              --------

       Net increase in net assets resulting from operations............     $1,575,691          $7,280,625              $365,772
                                                                            ==========          ==========              ========

                                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended September 30, 1995 and September 30, 1994

                                                                           Tax-Free            Short-Term       U.S. Government
                                             Money Market Fund        Money Market Fund        Bond Fund          Income Fund
                                         -------------------------   ----------------------    ----------   ----------------------
                                             Year          Period       Year        Period       Period       Year        Period
                                             Ended         Ended        Ended       Ended        Ended        Ended       Ended
                                            9/30/95       9/30/94*     9/30/95     9/30/94*    9/30/95**     9/30/95     9/30/94*
                                         -----------   -----------   ---------    ----------   ----------  ----------   ----------
Increase in net assets:
Operations:
       Net investment income............ $ 3,563,966   $   691,357  $   317,060  $   142,718  $   41,698  $ 1,638,235  $   766,091
       Net realized gain (loss)
        on sale of investments..........       7,862             0       (4,765)           0        (136)      90,910        7,170
       Net realized loss on sale of
        futures contracts...............           0             0            0            0           0            0            0
       Net change in unrealized
        appreciation (depreciation)
        of investments..................           0             0            9            0      11,251    1,217,932     (996,966)
       Net change in unrealized
        depreciation of futures
        contracts.......................           0             0            0            0           0            0            0
                                         -----------   -----------  -----------  -----------  ----------  -----------  -----------
           Net increase (decrease) in
            net assets resulting from
            operations..................   3,571,828       691,357      312,295      142,718      52,813    2,947,077     (233,705)
                                         -----------   -----------  -----------  -----------  ----------  -----------  -----------
Distributions to shareholders:
   From net investment income
       Class A or Single Class..........  (3,563,929)     (691,726)    (317,060)    (142,747)    (41,587)  (1,617,207)    (763,368)
       Class B..........................         N/A           N/A          N/A          N/A        (111)     (17,465)           0
   From realized gain on investments
       Class A or Single Class..........           0             0            0            0           0       (7,074)           0
       Class B..........................         N/A           N/A          N/A          N/A           0          (18)           0
                                         -----------   -----------  -----------  -----------  ----------  -----------  -----------
           Total distributions..........  (3,563,929)     (691,726)    (317,060)    (142,747)    (41,698)  (1,641,764)    (763,368)
                                         -----------   -----------  -----------  -----------  ----------  -----------  -----------

Net increase (decrease) in net
 assets resulting from capital
 share transactions (note 4)............  29,968,679    49,887,794   (2,006,540)  10,532,668   3,584,443   10,407,829   20,045,502
                                         -----------   -----------  -----------  -----------  ----------  -----------  -----------

           Increase in net assets.......  29,976,578    49,887,425   (2,011,305)  10,532,639   3,595,558   11,713,142   19,058,429
                                         -----------   -----------  -----------  -----------  ----------  -----------  -----------

Net assets:
   Beginning net assets.................  49,987,425       100,000   10,632,639      100,000           0   19,158,429      100,000
                                         -----------   -----------  -----------  -----------  ----------  -----------  -----------

   Ending net assets (including
    undistributed net investment
    income of $0; $0; $0; $0; $0;
    $6,286; $2,723; $1,644; $3,170;
    $568; $1,099; $4,662; $5,559;
    $7,809; $12,512 and $9,708,
    respectively)....................... $79,964,003   $49,987,425  $ 8,621,334  $10,632,639  $3,595,558  $30,871,571  $19,158,429
                                         ===========   ===========  ===========  ===========  ==========  ===========  ===========

*Since commencement of operations on October 19, 1993.
**Since commencement of operations on June 12, 1995.

                                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended September 30, 1995 and September 30, 1994

                                                                                                              California
                                                    Bond Fund               Municipal Bond Fund              Tax-Free Fund
                                              ----------------------      ----------------------        -----------------------
                                                Year         Period        Year          Period          Year          Period
                                               Ended         Ended         Ended          Ended          Ended          Ended
                                              9/30/95       9/30/94*      9/30/95       9/30/94*        9/30/95        9/30/94*
                                              -------       --------      -------       --------        -------        --------

Increase in net assets:
Operations:
       Net investment income............      $580,314      $270,185      $212,516       $94,487       $881,805       $380,207
       Net realized gain (loss)
        on sale of investments..........       (36,089)      (29,537)       (1,240)     (105,876)       (37,256)      (468,522)
       Net realized loss on sale of
        futures contracts...............             0             0             0             0        (15,101)             0
       Net change in unrealized
        appreciation (depreciation)
        of investments..................       567,176      (426,275)      183,698       (83,674)       747,931       (357,565)
       Net change in unrealized
        depreciation of futures
        contracts.......................             0             0        (2,375)            0         (1,688)             0
                                           -----------    ----------    ----------    ----------    -----------    ------------
           Net increase (decrease) in
            net assets resulting from
            operations..................     1,111,401      (185,627)      392,599       (95,063)     1,575,691       (445,880)
                                           -----------    ----------    ----------    ----------    -----------    ------------
Distributions to shareholders:
   From net investment income
       Class A or Single Class..........      (579,743)     (267,015)     (212,765)      (93,388)      (871,571)      (374,648)
       Class B..........................        (2,096)            0          (282)            0        (11,133)             0
   From realized gain on investments
       Class A or Single Class..........             0             0             0             0              0              0
       Class B..........................             0             0             0             0              0              0
                                           -----------    ----------    ----------    ----------    -----------    ------------
           Total distributions..........      (581,839)     (267,015)     (213,047)      (93,388)      (882,704)      (374,648)
                                           -----------    ----------    ----------    ----------    -----------    ------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions (note 4)............     4,103,204     7,891,536     2,778,752     2,698,276      5,749,069     14,535,954
                                           -----------    ----------    ----------    ----------    -----------    ------------
           Increase in net assets.......     4,632,766     7,438,894     2,958,304     2,509,825      6,442,056     13,715,426
                                           -----------    ----------    ----------    ----------    -----------    ------------

Net assets:
   Beginning net assets.................     7,538,894       100,000     2,609,825       100,000     13,815,426        100,000
                                           -----------    ----------    ----------    ----------    -----------    ------------

   Ending net assets (including
    undistributed net investment
    income of $0; $0; $0; $0; $0;
    $6,286; $2,723; $1,644; $3,170;
    $568; $1,099; $4,662; $5,559;
    $7,809; $12,512 and $9,708,
    respectively).......................   $12,171,660    $7,538,894    $5,568,129    $2,609,825    $20,257,482    $13,815,426
                                           ===========    ==========    ==========    ==========    ===========    ===========
                                                Growth & Income
                                                    Fund                 Growth Fund
                                            ----------------------      -------------
                                              Year         Period          Period
                                             Ended         Ended            Ended
                                            9/30/95       9/30/94*         9/30/95**
                                          ----------     -----------     ------------
Increase in net assets:
Operations:
       Net investment income............ $   539,489     $   218,219      $    9,708
       Net realized gain (loss)
        on sale of investments..........     905,872          56,599            (503)
       Net realized loss on sale of
        futures contracts...............           0               0               0
       Net change in unrealized
        appreciation (depreciation)
        of investments..................   5,835,264          28,136         356,567
       Net change in unrealized
        depreciation of futures
        contracts.......................           0               0               0
                                         -----------     -----------     ----------
           Net increase (decrease) in
            net assets resulting from
            operations..................   7,280,625         302,954         365,772
                                         -----------     -----------     ----------

Distributions to shareholders:
   From net investment income
       Class A or Single Class..........    (525,863)       (205,702)              0
       Class B..........................     (18,368)              0               0
   From realized gain on investments
       Class A or Single Class..........     (79,572)              0               0
       Class B..........................      (1,498)              0               0
                                         -----------     -----------     ----------
           Total distributions..........    (625,301)       (205,702)              0
                                         -----------     -----------     ----------

Net increase (decrease) in net
 assets resulting from capital
 share transactions (note 4)............  20,541,065      13,976,697      3,969,958
                                         -----------     -----------     ----------

           Increase in net assets.......  27,196,389      14,073,949      4,335,730
                                         -----------     -----------     ----------

Net assets:
   Beginning net assets.................  14,173,949         100,000              0
                                         -----------     -----------     ----------


   Ending net assets (including
    undistributed net investment
    income of $0; $0; $0; $0; $0;
    $6,286; $2,723; $1,644; $3,170;
    $568; $1,099; $4,662; $5,559;
    $7,809; $12,512 and $9,708,
    respectively)....................... $41,370,338     $14,173,949     $4,335,730
                                         ===========     ===========     ==========

                                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Supplemental information for a share outstanding throughout the periods is as follows:

                                                                     Tax-Free          Short-Term
                                                 Money Market      Money Market           Bond          U.S. Government Income
                                               ================  ================   =================  =========================
                                                                                    Class A   Class B      Class A       Class B
                                                                                    -------   -------  --------------    -------
                                                        Period           Period     Period    Period           Period    Period
                                                Year     Ended    Year    Ended      Ended     Ended    Year    Ended     Ended
                                                Ended   9/30/94   Ended  9/30/94   9/30/95   9/30/95   Ended   9/30/94   9/30/95
                                               9/30/95   (a)     9/30/95   (a)        (b)       (b)    9/30/95   (a)       (c)
                                               -------  -------  ------- -------   -------   -------   ------- -------   -------
Net asset value - beginning of period........   $1.00    $1.00    $1.00    $1.00    $10.00    $10.00   $8.77    $9.50     $8.67
                                               ------   ------   ------   ------   -------    ------  ------   ------    ------
Income (loss) from investment operations:
  Net investment income......................    0.05     0.03     0.03     0.02      0.18      0.20    0.63     0.56      0.52
  Net realized and unrealized gain (loss)
    on investments...........................    0.00     0.00     0.00     0.00      0.05      0.05    0.47    (0.73)     0.58
                                               ------   ------   ------   ------   -------    ------  ------   ------    ------
      Total from investment operations.......    0.05     0.03     0.03     0.02      0.23      0.25    1.10    (0.17)     1.10
                                               ------   ------   ------   ------   -------    ------  ------   ------    ------

Less distributions:
  Dividends from net investment income.......   (0.05)   (0.03)   (0.03)   (0.02)    (0.18)    (0.20)  (0.63)   (0.56)    (0.52)
  Distributions from net realized gain (loss)    0.00     0.00     0.00     0.00      0.00      0.00    0.00     0.00      0.00
                                               ------   ------   ------   ------   -------    ------  ------   ------    ------
      Total distributions....................   (0.05)   (0.03)   (0.03)   (0.02)    (0.18)    (0.20)  (0.63)   (0.56)    (0.52)
                                               ------   ------   ------   ------   -------    ------  ------   ------    ------
      Net increase (decrease)
       in net asset value....................    0.00     0.00     0.00     0.00      0.05      0.05    0.47    (0.73)     0.58
                                               ------   ------   ------   ------   -------    ------  ------   ------    ------
      Net asset value - end of period........   $1.00    $1.00    $1.00    $1.00    $10.05    $10.05   $9.24    $8.77     $9.25
                                               ======   ======   ======   ======   =======    ======  ======   ======    ======
Total return (not annualized)(d).............    5.52%    3.36%    3.44%    2.22%     2.32%     2.51%  13.00%   (1.83)%   13.08%

Ratios/supplemental data:
  Net assets, end of period (000)............ $79,964  $49,988   $8,621  $10,633    $3,582       $13 $29,308   $19,158   $1,564
  Ratios to average net assets (annualized):
  Ratio of expenses to average
    net assets (i)...........................    0.42%    0.15%    0.44%    0.17%     0.00%     0.00%   0.21%     0.09%    0.79%
  Ratio of net investment income to
    average net assets (ii)..................    5.40%    4.25%    3.39%    2.56%     5.91%     5.54%   6.93%     6.24%    5.71%
      (i)  Ratio of expenses to average
           net assets prior to waivers
           and reimbursements (g)............    1.29%    1.64%    1.90%    2.28%     2.76%     3.33%   1.63%     1.83%    3.19%
     (ii)  Ratio of net investment income
           to average net assets prior to
           waivers and reimbursements (g)....    4.53%    2.76%    1.92%    0.45%     3.15%     2.21%   5.51%     4.49%    3.31%
  Portfolio Turnover Rate....................    N/A      N/A      N/A      N/A       1.05%     1.05%  46.96%    28.20%   46.96%

(a)  The fund commenced operations on October 19, 1993.
(b)  The fund commenced operations on June 12, 1995.
(c)  Class B shares were not offered until November 1, 1994.
(d) Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.
(e) The fund was managed by Piper Capital Management, Inc. until December 1, 1994 when The Boston Company Asset Management, Inc. assumed management responsibilities.
(f) The fund was managed by Piper Capital Management, Inc. until December 1, 1994 when Payden & Rygel Investment Counsel assumed management responsibilities.
(g) Ratio reflects fees reduced in connection with Expense Reduction only for periods ended September 30, 1995.

                                 See accompanying notes to financial statements.

                                                                   Bond                                  Municipal Bond
                                             ==========================================    =========================================
                                                       Class A             Class B                Class A                 Class B
                                             ------------------------     -------------     -----------------------    -------------
                                                Year         Period          Period          Year         Period         Period
                                                Ended        Ended           Ended           Ended         Ended          Ended
                                              9/30/95(e)   9/30/94(a)     9/30/95(c)(e)    9/30/95(f)    9/30/94(a)    9/30/95(c)(f)
                                             -----------   ----------     -------------    ----------    ----------    -------------
Net asset value - beginning of period.....         8.47          $9.50            $8.36       $8.60         $9.50          $8.31
                                             -----------   ----------     -------------    ----------    ----------    -------------
Income (loss) from investment operations:
  Net investment income...................         0.58           0.52             0.49        0.47          0.42           0.38
  Net realized and unrealized gain (loss)
    on investments........................         0.52          (1.03)            0.62        0.38         (0.90)          0.67
                                             -----------   ----------     -------------    ----------    ----------    -------------
      Total from investment operations....         1.10          (0.51)            1.11        0.85         (0.48)          1.05
                                             -----------   ----------     -------------    ----------    ----------    -------------
Less distributions:
  Dividends from net investment income....        (0.58)         (0.52)           (0.49)      (0.47)        (0.42)         (0.38)
  Distributions from net realized gain
   (loss).................................         0.00           0.00             0.00        0.00          0.00           0.00
                                             -----------   ----------     -------------    ----------    ----------    -------------
      Total distributions.................        (0.58)         (0.52)           (0.49)      (0.47)        (0.42)         (0.38)
                                             -----------   ----------     -------------    ----------    ----------    -------------
      Net increase (decrease)
       in net asset value.................         0.52          (1.03)            0.62        0.38         (0.90)          0.67
                                             -----------   ----------     -------------    ----------    ----------    -------------
      Net asset value - end of period.....        $8.99          $8.47            $8.98       $8.98         $8.60          $8.98
                                             ==========      =========     ============     =========    ==========     ===========
Total return (not annualized)(d)..........        13.53%         (5.49)%          13.58%      10.18%        (5.15)%        12.86%

Ratios/supplemental data:
  Net assets, end of period (000).........      $12,022         $7,539            $ 150      $5,512        $2,610            $56
  Ratios to average net assets
   (annualized):
  Ratio of expenses to average
    net assets (i)........................         0.21%          0.09%            0.78%       0.40%         0.25%          0.90%
  Ratio of net investment income to
    average net assets (ii)...............         6.69%          6.29%            5.56%       5.26%         5.03%          4.26%
      (i)  Ratio of expenses to average
           net assets prior to waivers
           and reimbursements (g).........         2.20%          2.55%            4.00%       3.30%         3.99%          5.56%
     (ii)  Ratio of net investment income
           to average net assets prior to
           waivers and reimbursements (g).         4.70%          3.83%            2.34%       2.36%         1.29%         (0.40)%
  Portfolio Turnover Rate.................       327.31%         26.14%          327.31%      81.90%        81.42%         81.90%

                                                        California Tax-Free                               Growth & Income
                                             ==========================================    =========================================
                                                       Class A             Class B                Class A                 Class B
                                             ------------------------     -------------     -----------------------    -------------
                                                Year         Period          Period          Year         Period         Period
                                                Ended        Ended           Ended           Ended         Ended          Ended
                                              9/30/95      9/30/94(a)      9/30/95(c)      9/30/95(e)    9/30/94(a)    9/30/95(c)(e)
                                             -----------   ----------     -------------    ----------    ----------    -------------
Net asset value - beginning of period.....        $7.59          $8.50           $7.35       $11.14        $11.00         $11.30
                                             -----------   ----------     -------------    ----------    ----------    -------------
Income (loss) from investment operations:
  Net investment income...................         0.41           0.36            0.34         0.27          0.23           0.23
  Net realized and unrealized gain (loss)
    on investments........................         0.33          (0.91)           0.57         3.22          0.13           3.05
                                             -----------   ----------     -------------    ----------    ----------    -------------

      Total from investment operations....         0.74          (0.55)           0.91         3.49          0.36           3.28
                                             -----------   ----------     -------------    ----------    ----------    -------------
Less distributions:
  Dividends from net investment income....        (0.41)         (0.36)          (0.34)       (0.27)        (0.22)         (0.23)
  Distributions from net realized gain
     (loss)...............................         0.00           0.00            0.00        (0.06)         0.00          (0.06)
                                             -----------   ----------     -------------    ----------    ----------    -------------
      Total distributions.................        (0.41)         (0.36)          (0.34)       (0.33)        (0.22)         (0.29)
                                             -----------   ----------     -------------    ----------    ----------    -------------
      Net increase (decrease)
       in net asset value.................         0.33          (0.91)           0.57         3.16          0.14           2.99
                                             -----------   ----------     -------------    ----------    ----------    -------------
      Net asset value - end of period.....        $7.92          $7.59           $7.92       $14.30        $11.14         $14.29
                                             ==========     ==========    ============      =========     ========     =============
Total return (not annualized)(d)..........        10.13%         (6.56)%         12.60%       31.93%         3.29%         29.53%

Ratios/supplemental data:
  Net assets, end of period (000).........      $19,292        $13,815            $966      $38,483       $14,174         $2,887
  Ratios to average net assets
   (annualized):
  Ratio of expenses to average
    net assets (i)........................         0.32%          0.25%           0.84%        0.43%         0.25%          1.01%
  Ratio of net investment income to
    average net assets (ii)...............         5.36%          4.70%           4.47%        2.30%         2.81%          1.64%
      (i)  Ratio of expenses to average
           net assets prior to waivers
           and reimbursements (g).........         1.65%          2.01%           2.97%        1.80%         2.17%          2.92%
     (ii)  Ratio of net investment income
           to average net assets prior to
           waivers and reimbursements (g).         4.03%          2.94%          2.35%         0.93%         0.89%         (0.27)%
  Portfolio Turnover Rate.................        86.69%         73.88%         86.69%        92.01%        13.90%         92.01%
                                                      Growth
                                            ============================
                                             Period            Period
                                              Ended             Ended
                                            9/30/95(b)        9/30/95(b)
                                            ----------        ----------
Net asset value - beginning of period.....     $10.00            $10.00
                                              --------         ---------
Income (loss) from investment operations:
  Net investment income...................       0.03              0.03
  Net realized and unrealized gain (loss)
    on investments........................       1.63              1.62
                                              --------         ---------
      Total from investment operations....       1.66              1.65
                                              --------         ---------
Less distributions:
  Dividends from net investment income....       0.00              0.00
  Distributions from net realized gain
   (loss).................................       0.00              0.00
                                              --------         ---------
      Total distributions.................       0.00              0.00
                                              --------         ---------
      Net increase (decrease)
       in net asset value.................       1.66              1.65
                                              --------         ---------
      Net asset value - end of period.....     $11.66            $11.65
                                              ========         =========
Total return (not annualized)(d)..........      16.60%            16.50%

Ratios/supplemental data:
  Net assets, end of period (000).........     $4,187              $149
  Ratios to average net assets
   (annualized):
  Ratio of expenses to average
    net assets (i)........................       0.00%             0.00%
  Ratio of net investment income to
    average net assets (ii)...............       1.20%             1.07%
      (i)  Ratio of expenses to average
           net assets prior to waivers
           and reimbursements (g).........       3.46%             3.85%
     (ii)  Ratio of net investment income
           to average net assets prior to
           waivers and reimbursements (g).      (2.26)%           (2.78)%
  Portfolio Turnover Rate.................       0.06%             0.06%

                                 See accompanying notes to financial statements.

Notes to Financial Statements

(1) Significant Accounting Policies

Organization
------------

The Griffin Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As described in note 4, the Money Market Fund and Tax-Free Money Market Fund are authorized to offer one class of shares, and each of the other series is authorized to issue shares of Class A and Class B. The Company commenced operations on October 19, 1993 and consists of a non-diversified fund, the California Tax-Free Fund, and eight separate diversified funds (collectively, the "Funds"):

 . The Money Market Fund
 . The Tax-Free Money Market Fund
 . The Short-Term Bond Fund
 . The U.S. Government Income Fund
 . The Bond Fund
 . The Municipal Bond Fund
 . The Growth & Income Fund
 . The Growth Fund


The Money Market Fund and Tax-Free Money Market Fund commenced offering shares on October 19, 1993. The U.S. Government Income Fund, Bond Fund, Municipal Bond Fund, California Tax-Free Fund, and Growth & Income Fund commenced offering Class A shares on October 19, 1993, and offered Class B shares beginning on November 1, 1994. The Short-Term Bond Fund and Growth Fund commenced offering Class A shares and Class B shares on June 12, 1995. The two classes of shares differ principally in their respective sales charges, shareholder servicing fees and distribution fees. Shareholders of each class also may bear certain expenses that pertain to each class. All shareholders bear the common expenses of the Funds, and earn income from the portfolio, pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Gains are allocated to each class pro rata based upon net assets of each class on the date of distribution. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses, including distribution and shareholder servicing fees and from relative weightings of pro rata income and gain allocations. The California Tax-Free Fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the State of California than a fund with a broader geographical diversification.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.


Security Valuation
------------------
For the Funds other than the Money Market Fund and Tax-Free Money Market
Fund, investments in securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation or, if no sale has occurred, at the closing bid price. U.S. Government obligations are valued at the mean between the last reported bid and ask prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined by policies set by the Board of Directors. Security prices are obtained primarily from pricing sources in accordance with the policies described above.

The Money Market Fund and Tax-Free Money Market Fund use the amortized cost method to value their portfolio securities and attempt to maintain constant net asset values of $1.00 per share. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, which approximates market value.


Security Transactions
---------------------
The Company records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized as required by the Internal Revenue Code.


Futures Contracts
-----------------
Each of the Funds except the Money Market Fund and Tax-Free Money Market
Fund may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the fund is required to segregate cash or high-quality, liquid debt instruments in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures contracts, if any, are detailed in the Schedules of Investments for each of the Funds.


Repurchase Agreements
---------------------
Transactions involving purchases of securities under agreements to resell ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Schedule of Investments for each of the Funds. The prospectuses require that these investments be fully collateralized based on values that are marked to market daily. The collateral is held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held in the Funds at September 30, 1995 are collateralized by U.S. Treasury or federal agency obligations, and were entered into on September 29, 1995.


Distributions to Shareholders
-----------------------------
Dividends to shareholders from net investment income are declared daily and distributed monthly for the Money Market Fund, Tax-Free Money Market Fund, Short-Term Bond Fund, U.S. Government Income Fund, Bond Fund, Municipal Bond Fund and California Tax-Free Fund. Dividends to shareholders from the net investment income of the Growth & Income Fund are declared and distributed quarterly, and with respect to the Growth Fund, are declared and distributed annually. Dividends to shareholders are recorded on ex-dividend date. Each fund makes distributions from net realized securities gains, if any, once a year.


Federal Income Taxes
--------------------
The Company's policy for each fund is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and any net realized capital gain to its shareholders. The following net capital loss carry forward amounts are available to the Funds as of September 30, 1994:

                        Net Capital Loss        Year of Expiration
-------------------------------------------------------------------
Bond Fund                   $ 36,190                   2003

Municipal Bond Fund         $ 81,464                   2003

California Tax-Free Fund    $505,778                   2003


Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and Federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the fund. The differences between the income and gains distributed on a book versus tax basis, if any, are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. The Board of Directors will not declare capital gain distributions until the net capital loss carry forwards have been utilized.


Organization Expenses
---------------------
Griffin Financial Administrators, the Funds' administrator, has incurred expenses in connection with the organization and initial registration of the Funds. These expenses were charged to the individual Funds and are being amortized by the Funds on a straight-line basis over 60 months from the date the Funds commenced operations. For each of the Money Market Fund, Tax-Free Money Market Fund, U.S. Government Income Fund, Bond Fund, Municipal Bond Fund, California Tax-Free Fund and Growth & Income Fund $52,220 is due to the administrator. For each of the Short-Term Bond Fund and Growth Fund $24,129 is due to the administrator.


(2) Agreements and Other Transactions with Affiliates

The Company has entered into an advisory contract on behalf of the Funds with Griffin Financial Investment Advisers ("GFIA"). Pursuant to the contract, GFIA furnishes to the Funds investment guidance and policy direction in connection with portfolio management of the Funds. Under the contract, the Growth & Income Fund and Growth Fund pay GFIA a monthly advisory fee calculated by multiplying the fund's average daily net assets by 0.60% on an annualized basis. Each of the other Funds pays a monthly advisory fee to GFIA based on an annualized rate of 0.50% of the Fund's average daily net assets. GFIA has entered into sub-advisory agreements with Payden & Rygel Investment Counsel ("Payden & Rygel") with respect to the Money Market Fund, Tax-Free Money Market Fund, U.S. Government Income Fund, Municipal Bond Fund and the California Tax-Free Fund, with The Boston Company Asset Management, Inc. ("TBCAM") with respect to the Bond Fund and the Growth & Income Fund, and with T. Rowe Price Associates, Inc. ("T. Rowe Price") with respect to the Short-Term Bond Fund and Growth Fund. Pursuant to such sub-advisory agreements, Payden & Rygel, TBCAM and T. Rowe Price are primarily responsible for the daily management of the respective fund's portfolios. GFIA pays Payden & Rygel, TBCAM and T. Rowe Price sub-advisory fees for the Funds out of the advisory fees discussed above. GFIA has voluntarily waived a portion of its fees to limit Fund expenses. For the periods ended September 30, 1995, advisory fees were incurred by the Funds as follows:

Funds                   Advisory fees                   Waived fees
--------------------------------------------------------------------
Money Market              $329,306                        $307,185

Tax-Free Money Market       46,869                          43,485

Short-Term Bond              3,479                           3,479

U.S. Government Income     118,300                         116,136

Bond                        43,325                          42,621

Municipal Bond              20,156                          18,955

California Tax-Free         82,385                          77,876

Growth & Income            141,488                         132,670

Growth                       4,793                           4,793

The Company has entered into contracts on behalf of the Funds with Griffin Financial Administrators ("GFA") whereby GFA is responsible for providing administration, custody, transfer agency and portfolio accounting services for the Funds. GFA is compensated for its services by each of the Funds on a monthly basis based on an annualized rate of 0.20% of the Funds' average daily net assets. GFA has waived a portion of its fees to limit Fund expenses. For the periods ended September 30, 1995, administration fees were incurred by the Funds as follows:

                                        Administration
Funds                                 and Accounting fees        Waived fees
----------------------------------------------------------------------------
Money Market                               $131,722                $26,940

Tax-Free Money Market                        18,748                  2,600

Short-Term Bond                               1,392                  1,392

U.S. Government Income                       47,320                 29,360

Bond                                         17,330                 11,177

Municipal Bond                                8,062                  4,743

California Tax-Free                          32,954                 20,523

Growth & Income                              47,163                 20,308

Growth                                        1,598                  1,598

In addition, GFA has reimbursed the Funds for certain operating expenses.

The Company has entered into distribution and service agreements on behalf of the Funds with Griffin Financial Services ("GFS"). Under the agreements, GFS may receive compensatory payments and/or reimbursements for shareholder, sales support and other distribution-related services in an amount not to exceed, on an annualized basis, 0.20% of a fund's average daily net assets for the Money Market Fund and Tax-Free Money Market Fund, and 0.25% of the average daily net assets of Class A shares for each of the other Funds. GFS has waived a portion of its fees to limit fund expenses. For the period ended September 30, 1995, the shares of the money market Funds, and the Class A shares of the non-money market, Funds incurred distribution and service fees as follows:

                                Distribution
                                    and
Funds                           Service fees            Waived fees
-------------------------------------------------------------------
Money Market                      $131,722                $49,061

Tax-Free Money Market               18,748                  5,984


Class A Shares

Short-Term Bond                      1,735                  1,735

U.S. Government Income              58,404                 46,378

Bond                                21,570                 17,024

Municipal Bond                      10,062                  5,066

California Tax-Free                 40,582                 18,539

Growth & Income                     57,080                 25,084

Growth                               1,951                  1,951

The Company has entered into separate distribution and service agreements with GFS for Class B shares of the Funds. Under the agreements, GFS may receive compensatory payments and/or reimbursements for shareholder, sales support and other distribution-related services. GFS may receive, on an annualized basis, up to 0.75% of the average daily net assets of a Fund's Class B shares in distribution fees, and up to 0.25% of the average daily net assets of a Fund's Class B shares in servicing fees. GFS has waived a portion of its fees to limit fund expenses. For the period ended September 30, 1995, Class B shares of the Funds incurred distribution and servicing fees as follows:

                                  Distribution
Funds                           and Servicing fees              Waived fees
----------------------------------------------------------------------------
Short-Term Bond                        $19                         $19

U.S. Government Income               2,985                       1,434

Bond                                   368                         175

Municipal Bond                          66                          35

California Tax-Free                  2,445                       1,061

Growth & Income                      7,494                       2,980

Growth                                 184                         184

Reimbursed expenses and waived fees continue at the discretion of the investment adviser, administrator and distributor. All officers and one director of the Funds are employees of GFS, but received no compensation from the Company. For the twelve months ended September 30, 1995, GFS was paid $232,710 in front-end sales charges on sales of Class A shares. GFS was paid $1,016 in contingent deferred sales charges on Class B share redemption's during the period from when Class B shares were first offered on November 1, 1994 through September 30, 1995.

(3) Purchases and Sales of Securities Exclusive of Short-Term Investments


                                                      U.S.                                California      Growth &
                                     Short-Term    Government      Bond     Municipal      Tax-Free        Income        Growth
                                      Bond Fund    Income Fund     Fund      Bond Fund       Fund           Fund          Fund
                                     ----------    -----------   ---------  ----------    -----------    -----------   -----------
Aggregate purchases and sales of:

Common and Preferred Stock:
Purchases at cost..................         $0             $0           $0         $0             $0     $38,890,897     $3,750,348
Sales proceeds.....................          0              0            0          0              0      19,506,153          1,737

U.S. Treasury Obligations:
Purchases at cost..................  2,430,925     18,815,711   17,614,291          0              0               0              0
Sales proceeds.....................          0      9,732,600   18,598,395          0              0         809,594              0

 U.S. Agency Securities:
Purchases at cost..................    348,626      3,935,089    6,123,535          0              0               0              0
Sales proceeds.....................          0        437,921    4,182,248          0              0               0              0

Municipal Bonds:
Purchases at cost..................          0              0            0  5,453,334     19,941,458               0              0
Sales proceeds.....................          0              0            0  3,033,926     13,447,796               0              0

Other Long-Term Securities:
Purchases at cost..................    596,148              0    8,281,854          0              0               0              0
Sales proceeds.....................     24,375              0    5,024,867          0              0         224,000              0

All Funds not reflected in this schedule traded exclusively in short-term securities.

(4)  Capital Shares Transactions

As of September 30, 1995, the Company was authorized to issue 10 billion shares of $0.001 par value capital stock. As of September 30, 1995, each Fund, except the Money Market Fund and the Tax-Free Money Market Fund, was authorized to issue 250 million shares of $.001 par value capital stock as Class A shares and 250 million shares of $.001 par value capital stock as Class B shares. The Money Market Fund and Tax-Free Money Market Fund were each authorized to issue 1 billion shares of $.001 par value capital stock of a single class. Each non-money market fund except the Short-Term Bond Fund and the Growth Fund issued Class A shares beginning October 19, 1993, and Class B shares beginning November 1, 1994. The Short-Term Bond Fund and the Growth Fund issued both Class A shares and Class B shares beginning June 12, 1995. Transactions in capital shares were as follows:


                                                                                     Tax-Free
                                                 Money Market Fund               Money Market Fund
                                          -----------------------------        -------------------------
                                             Shares           Amount             Shares        Amount
                                          -------------     -----------        ----------    -----------
October 19, 1993:.......................        100,000        $100,000           100,000       $100,000
 Shares sold and exchanged in...........     72,605,269      72,605,269        16,498,412     16,498,412
 Shares issued in reinvestment
   of dividends.........................        472,814         472,814           104,463        104,463
 Shares redeemed and exchanged
   out..................................    (23,190,289)     (23,190,289)      (6,070,207)    (6,070,207)
                                          -------------     ------------      -----------    -----------
September 30, 1994:.....................     49,987,794       49,987,794       10,632,668     10,632,668
 Shares sold and exchanged in...........    128,270,814      128,270,814        9,117,127      9,117,127
 Shares issued in
   reinvestment of dividends............      3,221,262        3,221,262          253,397        253,397
Shares redeemed and
  exchanged out.........................   (101,523,397)    (101,523,397)     (11,377,064)   (11,377,064)
                                          -------------     ------------      -----------    -----------
September 30, 1995:.....................     79,956,473      $79,956,473        8,626,128     $8,626,128
                                          =============     ============      ===========    ===========

                                                                 Class A                     Class B
                                                          ---------------------        --------------------
                                                            Shares      Amount           Shares     Amount
                                                          ----------   --------        ----------  --------
Short-Term Bond Fund
June 12, 1995:......................................              0          $0                  0        $0
Shares sold and exchanged in........................        357,932   3,587,401              1,308    13,110
Shares issued in reinvestment
  of dividends......................................            642       6,451                  5        51
Shares redeemed and
   exchanged out....................................         (2,247)    (22,570)                 0         0
                                                           --------  ----------           --------  --------
September 30, 1995:.................................        356,327  $3,571,282              1,313   $13,161
                                                           ========  ==========           ========  ========
                                                                 Class A                     Class B
                                                          ---------------------        ---------------------
                                                            Shares      Amount           Shares      Amount
                                                          ----------  ---------        ----------  ---------
U.S. Government Income Fund
October 19, 1993:...................................          10,526    $100,000                0         $0
  Shares sold and exchanged in......................       2,381,791  21,884,027                0          0
  Shares issued in reinvestment
    of dividends....................................          42,914     386,248                0          0
Shares redeemed and
 exchanged out......................................        (249,758) (2,224,773)               0          0
                                                           ---------  -----------         ------- ----------
September 30, 1994:.................................       2,185,473  20,145,502                0          0
  Shares sold and exchanged in......................       1,497,104  13,426,162          169,026  1,548,141
  Shares issued in reinvestment
    of dividends....................................          94,521     846,597              610      5,594
  Shares redeemed and
    exchanged out...................................        (605,179) (5,413,734)            (534)    (4,931)
                                                           ---------  -----------         ------- ----------
September 30, 1995:.................................       3,171,919  $29,004,527         169,102 $1,548,804
                                                           =========  ===========         ======= ==========
                                                                 Class A                     Class B
                                                          ---------------------        --------------------
                                                            Shares      Amount           Shares     Amount
                                                          ----------  ---------        ----------  --------
Bond Fund
October 19, 1993:...................................          10,526    $100,000                 0        $0
Shares sold and exchanged in........................         923,054   8,261,497                 0         0
Shares issued in reinvestment
  of dividends......................................          18,839     165,007                 0         0
Shares redeemed and exchanged out...................         (62,099)   (534,968)                0         0
                                                           ---------  -----------         ------- ----------
September 30, 1994:.................................         890,320   7,991,536                 0         0
Shares sold and exchanged in........................         574,418   5,036,334            16,592   147,685
Shares issued in reinvestment
  of dividends......................................          37,552     325,866               124     1,097
Shares redeemed and
  exchanged out.....................................        (164,839) (1,407,778)                0         0
                                                           ---------  -----------         ------- ----------
September 30, 1995:.................................       1,337,451 $11,945,958            16,716  $148,782
                                                           =========  ===========         ======= ==========

                                                                 Class A                     Class B
                                                          ---------------------        --------------------
                                                            Shares      Amount           Shares     Amount
                                                          ----------   --------        ----------  --------
Municipal Bond Fund

October 19, 1993:...................................          10,526   $100,000                 0         $0
Shares sold and exchanged in........................         306,403  2,812,394                 0          0
Shares issued in reinvestment
  of dividends......................................           6,634     59,658                 0          0
Shares redeemed and
  exchanged out.....................................         (20,062)   (173,776)               0          0
                                                           ---------  -----------         ------- ----------
September 30, 1994:.................................         303,501   2,798,276                0          0
Shares sold and exchanged in........................         337,591   2,960,842            6,239     54,649
Shares issued in reinvestment
  of dividends......................................          11,986     104,877                6         48
Shares redeemed and
  exchanged out.....................................         (38,935)   (341,664)               0          0
                                                           ---------  -----------         ------- ----------
September 30, 1995:.................................         614,143  $5,522,331            6,245    $54,697
                                                           =========  ===========         ======= ==========

                                                                    Class A                        Class B
                                                           -----------------------         -----------------------
                                                              Shares      Amount              Shares       Amount
                                                           -----------  ----------         -----------   ---------
California Tax-Free Fund

October 19, 1993:....................................         11,765      $100,000                   0         $0
Shares sold and exchanged in.........................      1,958,684    15,689,194                   0          0
Shares issued in reinvestment
  of dividends.......................................         25,833       202,361                   0          0
Shares redeemed and exchanged
  out................................................       (175,206)   (1,355,601)                  0          0
                                                         -----------   -----------         -----------  ---------
September 30, 1994:..................................      1,821,076    14,635,954                   0          0
Shares sold and exchanged in.........................        909,928     7,028,365             121,227    949,445
Shares issued in reinvestment
   of dividends......................................         59,055       452,430                 689      5,361
Shares redeemed and
  exchanged out......................................       (353,826)   (2,686,532)                  0          0
                                                         -----------   -----------         -----------  ---------
September 30, 1995:..................................      2,436,233   $19,430,217             121,916   $954,806
                                                         ===========   ===========         ===========  =========

                                                                    Class A                        Class B
                                                           -----------------------         -----------------------
                                                              Shares      Amount              Shares       Amount
                                                           -----------  ----------         -----------   ---------
Growth & Income Fund
October 19, 1993:....................................          9,091      $100,000                   0         $0
Shares sold and exchanged in.........................      1,308,893    14,483,466                   0          0
Shares issued in reinvestment
 of dividends........................................         17,712       194,135                   0          0
Shares redeemed and
exchanged out........................................        (63,571)     (700,904)                  0          0
                                                         -----------   -----------         -----------  ---------
September 30, 1994:..................................      1,272,125    14,076,697                   0          0
                                                         -----------   -----------         -----------  ---------
Shares sold and exchanged in.........................      1,585,316    19,955,586             201,975  2,652,912
Shares issued in reinvestment
  of dividends.......................................         44,798       560,011               1,467     19,234
Shares redeemed and
  exchanged out......................................       (210,492)   (2,627,185)             (1,424)   (19,493)
                                                         -----------   -----------         -----------  ---------
September 30, 1995:..................................      2,691,747   $31,965,109             202,018 $2,652,653
                                                         ===========   ===========         ===========  =========

                                                                    Class A                        Class B
                                                           -----------------------         -----------------------
                                                              Shares      Amount              Shares       Amount
                                                           -----------  ----------         -----------   ---------
Growth Fund
June 12, 1995:.......................................              0            $0                   0        $0
Shares sold and exchanged in.........................        363,549     3,880,406              12,806   141,837
Shares issued in reinvestment
  of dividends.......................................              0             0                   0         0
Shares redeemed and
  exchanged out......................................         (4,486)      (52,285)                  0          0
                                                         -----------   -----------         -----------  ---------
September 30, 1995:..................................        359,063    $3,828,121              12,806   $141,837
                                                         ===========   ===========         ===========  =========

(5) Custodial Earnings Credits

In accordance with the Custody Agreement between the Company, GFA and Investors Fiduciary Trust Company (the "Custodian"), the Custodian provides credits ("Earnings Credits") which are used to offset custodial expenses. These Earnings Credits are calculated each month by multiplying the average daily cash balance in each fund by three quarters of a money market rate set by State Street Bank & Trust Co., the funds' sub-custodian. The amount of such Earnings Credits for the Funds is reflected in the "Expense Reductions" in the Statements of Operations. Ratios of expenses to average daily net assets shown in the financial highlights table are calculated without the Earnings Credits for the periods ended September 30, 1995.

THE SHAREHOLDERS AND BOARD OF DIRECTORS
The Griffin Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Griffin Money Market Fund, Griffin Tax-Free Money Market Fund, Griffin Short-Term Bond Fund, Griffin U.S. Government Income Fund, Griffin Bond Fund, Griffin Municipal Bond Fund, Griffin California Tax-Free Fund, Griffin Growth & Income Fund, and the Griffin Growth Fund, constituting The Griffin Funds, Inc. (the Funds) as of September 30, 1995 and the related statements of operations for the year then ended, except for the Griffin Short-Term Bond Fund and the Griffin Growth Fund which are for the period from June 12, 1995 (commencement of operations) to September 30, 1995, and the statements of changes in net assets and the financial highlights for the period from October 19, 1993 (commencement of operations) to September 30, 1994 and the year ended September 30, 1995 for the Griffin Money Market Fund, Griffin Tax-Free Money Market Fund, Griffin U.S. Government Income Fund, Griffin Bond Fund, Griffin Municipal Bond Fund, Griffin California Tax-Free Fund and the Griffin Growth & Income Fund and for the period from June 12, 1995 (commencement of operations) to September 30, 1995 for the Griffin Short-Term Bond Fund and the Griffin Growth Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting The Griffin Funds, Inc. as of September 30, 1995, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.




/s/ KPMG PEAT MARWICK LLP

Los Angeles, California
November 10, 1995

SPECIAL MEETINGS OF SHAREHOLDERS



On December 27, 1994, a Special Meeting of Shareholders of the Municipal
Bond Fund of The Griffin Funds, Inc. (the "Company") was held. The purpose of this meeting was to approve a Sub-Advisory Agreement between Griffin Financial Investment Advisers ("GFIA") and Payden & Rygel Investment Counsel with respect to the Municipal Bond Fund ("Proposal I"). With respect to Proposal I, at the meeting, 188,802.860 votes were cast in favor of the proposal, 954.425 votes were cast against the proposal and 14,435.86 votes abstained. No broker non-votes were recorded.

On December 27, 1994, a Special Meeting of Shareholders of the Bond Fund of the Company was held. The purpose of this meeting was to approve a Sub-Advisory Agreement between GFIA and The Boston Company Asset Management, Inc. ("TBCAM") with respect to the Bond Fund ("Proposal II"). With respect to Proposal II, at the meeting, 513,572.880 votes were cast in favor of the proposal, 5,832.661 votes were cast against the proposal and 23,182.196 votes abstained. No broker non-votes were recorded.

On December 27, 1994, a Special Meeting of Shareholders of the Growth &
Income Fund of the Company was scheduled to be held, but was adjourned until January 23, 1995 at which time the meeting was held. The purpose of the meeting was to approve a Sub-Advisory Agreement between GFIA and TBCAM with respect to the Growth & Income Fund ("Proposal III"). With respect to Proposal III, at the meeting, 614,252.187 votes were cast in favor of the proposal, 17,272.141 votes were cast against the proposal and 49,413.016 votes abstained. No broker non-votes were recorded.



DISTRIBUTIONS (Unaudited)

The following information for federal income tax purposes is presented below as an aid to shareholders in reporting the distributions shown below. By early February 1996, each shareholder will receive a breakdown of income earned by investment category on a calendar-year basis, as well as a summary of the states from which the income was earned. Shareholders should consult a tax adviser as to how to report these distributions on state and local levels.

Of the distributions made from net investment income the following percentages represent income derived from municipal securities, and therefore qualify as exempt interest dividends:


Tax-Free Money Market Fund                      100%

Municipal Income Fund                           100%

California Tax-Free Fund                        100%



A portion of this income may be subject to the alternative minimum tax.

Of the distributions made by the following Fund the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:



Growth & Income Fund                            98.15%

THE GRIFFIN FUNDS, INC.


BOARD OF DIRECTORS

Herschel Cardin
Vincent F. Coviello
William A. Hawkins (Chairman)
Morton O. Schapiro


OFFICERS

William A. Hawkins, President
Richie D. Rowsey, Senior Vice President
Julia D. Whitcup, Senior Vice President & Treasurer
Tim S. Glassett, Secretary
Anne P. Banducci, Assistant Secretary
Herbert L. Botts, Assistant Secretary
Steven P. Muson, Assistant Treasurer
Henry M. Pena, Assistant Secretary
Cheryl A. Rivera, Assistant Secretary


TRANSFER AGENT AND CUSTODIAN

Investors Fiduciary Trust Company (IFTC)
127 West 10th Street
Kansas City, MO  64105-1716


INVESTMENT  ADVISOR

Griffin Financial Investment Advisers
5000 Rivergrade Road
Irwindale, CA 91706

SUB-ADVISORS

Payden & Rygel Investment Counsel
333 South Grand Avenue
Los Angeles, CA  90071

The Boston Company Asset Management, Inc.
One Boston Place
Boston, MA  02108


T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202


LEGAL COUNSEL

Morrison & Foerster
2000 Pennsylvania Avenue, N.W.
Washington, D.C. 20006


This report and the financial statements contained herein are submitted for the general information of the shareholders of The Griffin Funds, Inc. If this report used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. The prospectus contains more detailed information about The Griffin Funds, Inc. Read the prospectus carefully before you invest or send money.